AGREEMENT AND PLAN OF MERGER


         THIS AGREEMENT AND PLAN OF MERGER, made this 4th day of September, 1998, by and between MERLE SORENSON ("M. Sorenson"), BETTIE SORENSON ("B. SORENSON"), MARK SWANSON ("M. Swanson") and KAREN SWANSON ("K. SWANSON") (hereinafter collectively referred to as "Securityholders"), UNDERGROUND SPECIALTIES, INC., a Washington corporation (the "Company"), ARGUSS HOLDINGS, INC., a Delaware corporation (the "Parent"), and WHITE MOUNTAIN CABLE CONSTRUCTION CORP. ("White Mountain"), a Delaware corporation and a 100% subsidiary of Parent.



                             INTRODUCTORY STATEMENT

         A. Securityholders collectively own One Million (1,000,000) shares of capital stock of the Company, which shares constitute all of the issued and outstanding capital stock ("Stock") of the Company, a Washington corporation doing business as Underground Specialties.

         B. The Company is a full service contractor duly engaged in the long haul placement and construction of cross country fiber optic cable and specific project work in the telecommunications industry.

         C. Parent has agreed with the Securityholders for Parent to acquire the Company by means of a merger of the Company with and into White Mountain, a wholly owned subsidiary of Parent upon the terms and subject to the conditions set forth herein.


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         D. In  furtherance  of such  acquisition,  the Boards of  Directors  of
Parent, White Mountain and the Company have each approved the plan of merger to merge the Company with and into White Mountain (the "Merger") in accordance with the applicable provisions of the Delaware General Corporation Law (the "DGCL"), and the Washington General Corporation Law ("WGCL"), and upon the terms and subject to the conditions set forth herein.

         E. Pursuant to the Merger, the record holders of each outstanding share of the Company's common stock, no par value, shall be entitled to receive the Merger Consideration (as defined in Section 2) so that upon receipt of the Merger Consideration, such share of the Stock shall be cancelled, all upon the terms and subject to the conditions set forth herein.

         F. The parties hereto intend that this transaction to qualify as a tax free reorganization under Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended.

         NOW, THEREFORE, WITNESSETH, for and in consideration of the promises and the mutual representations, warranties, covenants and agreements herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties do agree as follows:





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                                   DEFINITIONS

         The following terms when used in this AGREEMENT AND PLAN OF MERGER shall have the following meanings:

                  "1998 ADJUSTED VALUE OF THE COMPANY" shall mean the value of the Company equal to the product of three and one-half (31/2) times the 1998 12 Month Adjusted Cash Flow.

                  "1998 12 MONTH  ADJUSTED  CASH  FLOW"  shall  mean that  value determined in accordance with generally accepted accounting principles consistently applied, and based upon the July 1998 Audit, equal to the difference between (a) that number equal to the twelve (12) month net income of the Company as of July 31, 1998, adjusted by adding back all deductions taken in determining such number for interest, depreciation income taxes and all owners compensation and (b) that number equal to the sum of fifty percent (50%) of the Company's depreciation for that same period respectively and One Hundred Thousand Dollars ($100,000).

                  "1998 VALUE OF THE COMPANY" shall be, for the purposes of this Agreement, $10,000,000.

                  "1999 VALUE OF THE COMPANY" shall mean the value of the Company equal to the product of Three and One-Half (3-1/2) times the July 1999 12 Month Adjusted Cash Flow.

                  "ACCOUNTS  RECEIVABLE"  means accounts  receivable,  notes due
from  all  sources  of  the  Company,   and  credits  for  returned  or  damaged
merchandise.

                  "ACT" shall mean the Securities Act of 1933, as the same has been and shall be amended from time to time.



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                  "ADVERSE  CONSEQUENCES"  means all  material  actions,  suits, proceedings, hearings, investigations, charges, complaints, claims, demands, injunctions, judgments, orders, decrees, rulings, damages, dues, penalties, fines, costs, liabilities, obligations, taxes, liens, losses, expenses, and fees, including court costs and attorneys' fees and expenses, net of all tax savings and insurance proceeds actually received by an Indemnitee with respect to any of the foregoing.

                  "AGREEMENT" means this AGREEMENT AND PLAN OF MERGER.

                  "ARGUSS" shall mean the Parent, Arguss Holdings, Inc., a Delaware corporation with its principal offices located at One Church Street, Suite 302, Rockville, Maryland 20850, and its successors and assigns.

                  "ARGUSS STOCK" shall mean the authorized capital stock of Arguss.

                  "ASSETS" means all property, rights, things of value and other assets, tangible or intangible, of the Company described, referred to, or listed, in Section 4.9 of this Agreement.

                  "AUDIT PRICE ADJUSTMENT AGREEMENT" shall mean the Audit Price Adjustment Agreement executed by the Securityholders, Company and Parent pursuant to Section 6.18 and 2.2(d), hereof.

                  "CERTIFICATE  OF MERGER"  has the meaning set forth in Section
1.2 below.

                  "CLOSING" means the transfer of the Stock to White Mountain and the payment of the Merger Consideration to Securityholders pursuant to this Agreement.

                  "CLOSING BALANCE SHEET" shall mean the internally generated closing balance sheet and profit and loss statement of the Company for the period ending July 31, 1998, as adjusted to present them on an accrued basis for a "C" Corporation.



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                  "CLOSING  DATE" means the date of Closing,  established  under
Section 3 of this Agreement.

                  "CODE" means the United States Federal Internal Revenue Code of 1986, as amended.

                  "COMPANY" means Underground Specialties, Inc. for all references prior to the merger and the division or wholly owned subsidiary of White Mountain that conducts the business of Underground Specialties, Inc. after the merger.

                  "DGCL"  has  the  meaning   set  forth  in  the   introductory
statement.

                  "EMPLOYMENT AGREEMENT" means the Employment Agreements to be executed by the Company, M. Sorenson, Swanson and the other key employees pursuant to Section 6.6 hereof.

                  "ENVIRONMENTAL, HEALTH, AND SAFETY LAWS" means the United States federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Resource Conservation and Recovery Act of 1976, and the Occupational Safety and Health Act of 1970, each as amended, together with all other laws (including rules, regulations, codes, and judicial decisions thereunder of federal, state, local, and foreign governments and all agencies thereof) concerning pollution or protection of the environment, public health and safety, or employee health and safety, including laws relating to emissions, discharges, releases, or threatened releases of (Hazardous Materials) into ambient air, surface water, ground water, or lands or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of Hazardous Materials.



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                  "ESCROW AGREEMENT" shall mean the Escrow Agreement executed by the Securityholders, Company and Parent pursuant to Section 6.5 and 2.2(c) hereof.

                  "ESCROWED MERGER CONSIDERATION" shall mean that sum equal to twenty-five per cent (25%) of the 1998 Value of the Company and placed in escrow pursuant to Section 2.2(c) hereof. For the purposes of this Agreement, the Escrowed Merger Consideration shall equal $2,500,000.

                  "EXTREMELY  HAZARDOUS  SUBSTANCE" has the meaning set forth in
Section 302 of the Emergency Planning and Community Right-to-Know Act of 1986, as amended.

                  "FINANCIAL STATEMENTS" means collectively the audited consolidated financial statement of the Company and its subsidiaries and affiliates for the Company's fiscal years ending July 31, 1997, and ending July 31, 1998, including the notes thereto, prepared by Barrett & Company, the Company's regular independent certified public accountant, and accepted by the accounting firm of KPMG Peat Marwick. The financial statements shall be presented after making all appropriate adjustments required to present them on an accrual basis for a "C" Corporation.

                  "GAAP" shall mean in accordance with generally accepted accounting principles, consistently applied.



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

                  "HAZARDOUS MATERIALS" shall include, without limitation, any pollutants or other toxic or hazardous substances or any solid, liquid, gaseous or thermal irritant or contaminant, including smoke, vapor, soot, fumes, acids, alkalis, chemicals and waste (including materials to be recycled, reconditioned or reclaimed), oil or petroleum flammable materials, explosives, radioactive materials, hazardous waste, hazardous or toxic substances, or related materials, asbestos requiring treatment as a matter of law, or any other substance or materials defined as hazardous or harmful, or requiring special treatment or special handling by any federal, state or local environmental law, ordinance, rule or regulation including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Sections 9601, et seq.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. Section 1801, et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S.C. Sections 6901 et seq.), the Occupational
Safety and Health Act of 1970 and the regulations adopted and publications promulgated pursuant thereto.

                  "INITIAL PAYMENT" shall mean the consideration paid at closing which is the sum equal to seventy-five per cent (75%) of the 1998 Value of the Company. For the purposes of this Agreement, the Initial Payment shall equal $7,500,000.

                  "JULY 1998 AUDIT" shall mean the audit of the Company for the twelve (12) month period ending July 31, 1998, prepared on an accrual basis for a "C" Corporation in accordance with generally accepted accounting principles consistently applied by the accounting firm of Barrett & Company and acceptable to the accounting firm of KPMG Peat Marwick.



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

                  "JULY 1999 AUDIT" shall mean the audit of the Company for the twelve (12) month period ending July 31, 1999, prepared on an accrual basis for a "C" Corporation in accordance with generally accepted accounting principles consistently applied by the accounting firm of Barrett & Company, and acceptable to the accounting firm of KPMG Peat Marwick.

                  "JULY 1999 12 MONTH ADJUSTED CASH FLOW" shall mean that value determined in accordance with generally accepted accounting principles consistently applied, and based on the July 1999 Audit, equal to the difference between (a) that number equal to the twelve (12) month net income of the Company as of July 31, 1999, adjusted by adding back all deductions taken in determining such number, if any, for interest, depreciation, and income taxes and (b) that number equal to the sum of fifty per cent (50%) of the Company's depreciation for that same period. No expenses of Parent or White Mountain or any divisions or subsidiaries thereof shall be allocated to the Underground Specialties Division. All intracompany and interdivisional transactions shall be at arms length and for fair value.

                  "MERGER" means the merger of Underground Specialties, Inc. into White Mountain.

                  "MERGER CONSIDERATION" means the aggregate consideration set forth in Section 2 hereof.

                  "NET WORTH" shall mean the total assets of the Company, reduced by any value placed on the intangible assets of the Company, including, but not limited to, goodwill, less the total liabilities of the Company as those terms are shown on the Financial Statements.



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                  "REGISTRATION  RIGHTS  AGREEMENT"  shall mean the Registration
Rights Agreement executed by the  Securityholders and Parent pursuant to Section
6.10 hereof.

                  "M. SORENSON" shall mean Merle Sorenson, a stockholder, officer and director of the Company and a signatory to this Agreement.

                  "B. SORENSON" shall mean Bettie Sorenson, a stockholder, officer and director of the Company and a signatory to this Agreement.

                  ."STOCK" shall mean all of the authorized issued and outstanding capital stock of the Company, including all warrants, options, convertible securities or right (contingent or otherwise) to purchase or acquire stock of the Company.

                  "SURVIVING  CORPORATION"  has the meaning set forth in Section
1.1 below.

                  "SWANSON" shall mean Mark Swanson, a stockholder, officer and director of the Company and a signatory tot his Agreement.

                  "WGCL" has the meaning set forth in the introductory statement above.

                  "WHITE MOUNTAIN" has the meaning set forth in the preface above.


                                    SECTION 1

                                   THE MERGER

                  1.1 EFFECTIVE TIME. On the Closing Date (as defined in Section
3), and subject to and upon the fulfillment or waiver of the terms and conditions of this Agreement, the DGCL and the WGCL, Parent shall, effective as


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

of August 1, 1998, acquire the Company by means of the Company being merged with and into White Mountain, where by the separate corporate existence of the Company shall cease, and White Mountain shall continue as the surviving corporation. White Mountain as the surviving corporation after the Merger is hereinafter sometimes referred to as the "Surviving Corporation."

                  1.2 CERTIFICATE OF MERGER. On the Closing Date, assuming satisfaction or waiver of the conditions set forth in Section 6, the parties hereto shall cause the Merger to be consummated by filing Certificates of Merger as contemplated by the DGCL and the WGCL (the "Certificates of Merger"), together with any required related certificates, with the Secretary of State of the State of Delaware and the Secretary of the State of Washington, respectively, in such form as required by, and executed in accordance with the relevant provisions of, the DGCL and the WGCL. The date of filing of the respective Certificates of Merger shall be deemed the Filing Date.

                  1.3 EFFECT OF THE MERGER. Upon the consummation of the Merger, the effect of the merger shall be as provided in this Agreement, the Certificates of Merger and the applicable provisions of the DGCL and the WGCL. Without limiting the generality of the foregoing, and subject thereto, upon the consummation of the Merger all the property, rights, privileges, powers and franchises of the Company and White Mountain shall vest in the Surviving Corporation, and all debts, liabilities and duties of the Company and White
Mountain shall become the debts, liabilities and duties of the Surviving Corporation.



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                  1.4 CERTIFICATE OF INCORPORATION, BY-LAWS.

                           (i) CERTIFICATE OF  INCORPORATION.  Unless  otherwise
determined by Parent prior to the Closing Date, upon the consummation of the Merger the Certificate of Incorporation of White Mountain, as in effect immediately prior to the consummation of the Merger, shall be the Certificate of Incorporation of the Surviving Corporation until thereafter amended in accordance with the DGCL and such Certificate of Incorporation.

                           (ii) BY-LAWS.  Unless otherwise  determined by Parent
prior to the consummation of the Merger, the By-Laws of White Mountain, as in effect immediately prior to the closing date, shall be the By-Laws of the Surviving Corporation until thereafter amended in accordance with the DGCL, the Certificate of Incorporation of the Surviving Corporation and such By-Laws.

                  1.5 DIRECTORS AND OFFICERS. The directors of White Mountain immediately prior to the consummation of the Merger, with the addition of M. Sorenson, shall be the initial directors of the Surviving Corporation, each to hold office in accordance with the Certificate of Incorporation and By-Laws of the Surviving Corporation, and the officers of White Mountain immediately prior to the consummation of the Merger, with the addition of M. Sorenson, shall be the initial officers of the Surviving Corporation, in each case until their respective successors are duly elected or appointed and qualified. M. Sorenson shall be allowed to attend all director's meetings telephonically and will not be removed as a Director for any reason on or before August 1, 1999.





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                                    SECTION 2

                              MERGER CONSIDERATION

                  2.1 SHARES OF COMPANY. As of the Filing Date, each share of Stock issued and outstanding as of the Closing Date, shall by virtue of the merger and without any action on the part of the holder thereof, be converted into the right to receive an amount per share in Arguss Stock and in cash ("Merger Consideration"), without interest, determined in accordance with
Section 2.2.

                  2.2 MERGER CONSIDERATION. The total Merger Consideration to be paid collectively by Parent and White Mountain to each Securityholder shall be an amount equal to the 1999 Value of the Company, as that term is defined in this Agreement. Each share of Stock shall be entitled to receive a sum equal to the 1999 Value of the Company divided by the total number of shares of the Stock.

                  The Merger Consideration shall be paid to the Securityholders as follows:

                           (a) At Closing,  the  Securityholders  shall  receive
their pro rata share of the sum equal to Fifty Per Cent (50%) of the Initial Payment through the issuance of shares of the authorized capital stock of Arguss ("Arguss Stock") as set forth in Exhibit 2.2(a). For the purposes of determining the number of shares of Arguss Stock to be issued to the Securityholders pursuant to this paragraph 2.2(a), the value of each share of Arguss Stock shall be Fifteen Dollars and Fifty Cents ($15.50).



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                           (b) At Closing,  the  Securityholders  shall  receive
their pro rata share of the sum equal to Fifty Per Cent (50%) of the Initial Payment, less the amount retained pursuant to Section 2.2(d), in cash, wire transfer, or certified funds as set forth on Exhibit 2.2(b).

                           (c) At Closing,  Parent  shall  deposit the  Escrowed
Merger Consideration in an Escrow Account to be held and/or released pursuant to the terms and conditions of the Escrow Agreement attached as Exhibit 6.5. Fifty Per Cent (50%) of the Escrowed Merger Consideration shall be in the form of a promissory note and Fifty Per Cent (50%) of the Escrowed Merger Consideration shall be in the form of an irrevocable commitment to issue shares of Arguss Stock. For the purpose of determining the number of shares of Arguss Stock to be placed in Escrow pursuant to this paragraph 2.2(c), the value of each share of Arguss Stock irrevocably committed shall be Fifteen Dollars and Fifty Cents ($15.50).

                           (d) At Closing,  in the event the July 1998 Audit has
not been delivered to Parent, Securityholders shall place Seven Hundred Fifty Thousand Dollars ($750,000) of the funds received pursuant to Section 2.2(b), above, with Steven S. Bleecker, counsel for Parent, to be held and released pursuant to the Audit Price Adjustment Agreement attached as Exhibit 6.18 as security for repayment by Securityholders of the difference between the Initial Payment received and Seventy-Five Percent (75%) of the 1998 Adjusted Value of the Company.

                           (e)  On  November  1,  1999,   Securityholders  shall
receive the sum equal to the difference,  if any,  between (a) the 1999 Value of


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the Company and (b) the lesser of the Initial  Payment or  Seventy-Five  percent
(75%) of the 1998 Adjusted Value of the Company. Such payment shall be made in equal parts of cash and Arguss Stock and shall be reduced by any sum owed to Parent by Securityholders pursuant to the Audit Price Adjustment Agreement. For the purposes of determining the number of shares of Arguss Stock to be issued to Securityholders pursuant to paragraph 2.2(e), the value of each share of Arguss Stock shall be Fifteen Dollars and Fifty Cents ($15.50). To enable all parties to determine the 1999 Value of the Company, the Securityholders shall cause the July 1999 Audit to be completed and delivered to Parent, at Parent's expense on or before October 31, 1999.

                           (f)  For  the  purposes  of  determining  the  Merger
Consideration due at Closing, the Net Worth of the Company shall be the Net Worth of the Company as set forth on the Closing Balance Sheet. In the event the Net Worth of the Company as set forth in the July 1998 Audit is more than $3,200,000, such excess shall be paid to Securityholders in cash on the tenth day of the month following the month the July 1998 Audit is delivered. In the event the Net Worth is less than $3,200,000, as adjusted by Parent pursuant to
Section 6.16, such deficiency shall be withheld from the Merger Consideration paid to Securityholders pursuant to Section 2.2(b), hereof. Further, in the event that the Net Worth of Company as set forth in the July 1998 Audit is less than the Net Worth set forth on the Closing Balance Sheet, such difference shall be paid to Parent pursuant to the Audit Price Adjustment Agreement.


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                           (g) In the event that the last traded price of Arguss
Stock at the close of business on July 31, 1999 is less than Fifteen Dollars and Fifty Cents ($15.50) per share, the calculation of the value of each share of Arguss Stock in Section 2.2(a), 2.2(c), 2.2(e) and in Section 6.11 shall be adjusted, and the value of each share of Arguss Stock shall become the greater of the market price as of July 31, 1999 or the market price as of September 4, 1998.

                  2.3 ALLOCATION OF MERGER CONSIDERATION. The allocation of the Merger Consideration by Securityholders, if desired, is set forth in Exhibit 2.3.


                                    SECTION 3

                                     CLOSING

                  The Closing of the Merger shall occur at the offices of Arguss Holdings, Inc., One Church Street, Suite 302, Rockville, Maryland 20850, at 2:00 p.m. on the 4th day of September, 1998, or at such other time, date and place as Parent and Securityholders may agree (the "Closing Date"). At the Closing:

                  3.1 CANCELLATION.

                           (a) Upon filing of the  Certificate  of Merger,  each
such share of the Stock shall be canceled and shall thereafter evidence only the right to receive a pro rata share of the Merger Consideration.

                           (b) Upon filing of the  Certificate  of Merger,  each
share of the Stock held in the treasury of the Company and each share of Stock owned directly or indirectly by any wholly owned Subsidiary of the Company immediately prior to the consummation of the Merger shall, by virtue of the


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Merger and  without  any action on the part of the holder  thereof,  cease to be outstanding, be canceled and retired without payment of any consideration therefor and cease to exist.

                  3.2 DELIVERY OF CASH AND EXCHANGE OF CERTIFICATES.

                           (a) EXCHANGE PROCEDURES.  As of the Filing Date, upon
surrender of the certificates representing shares of the Stock (the "Certificates") for cancellation to Parent together with such other customary documents as may be required to transfer the Stock, subject to the provisions of the Escrow Agreement, the holder of such Certificates shall be entitled to receive in exchange therefore their pro rata share of the Merger Consideration as provided in Section 2.2(a), (b) and (e) above, and the Certificates so surrendered shall forthwith be canceled. Each outstanding Certificate that, prior to the Closing Date, represented shares of the Stock will be deemed from and after the Closing Date, for all corporate purposes, to evidence the right to receive a pro rata share of the Merger Consideration into which such shares of the Stock shall have been so converted.

                           (b) NO LIABILITY. Neither Parent, White Mountain, nor
the  Company  shall  be  liable  to any  holder  of the  Stock  for  any  Merger
Consideration delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

                           (c) WITHHOLDING  RIGHTS.  Parent shall be entitled to
deduct and withhold from the Merger Consideration otherwise payable pursuant to this Agreement to any holder of the Stock such amounts, if any, as Parent is


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required to deduct and withhold with respect to the making of such payment under the Code, or any provision of state, local or foreign tax law. To the extent that amounts are so withheld by Parent, such withheld amount shall be treated for all purposes of this Agreement as having been paid to the holder of the shares in respect of which such deduction and withholding was made by Parent, and Parent shall pay all such withheld amounts to the proper authorities within the ordinary course of business.


                                    SECTION 4

                     REPRESENTATIONS, WARRANTIES AND CERTAIN

                  COVENANTS OF SECURITYHOLDERS AND THE COMPANY

                  To induce Parent and White Mountain to consummate the Merger under this Agreement, each Securityholder and Company represent and warrant that each of the matters set forth in this Section 4 are true and correct as of the date hereof, and acknowledge that Parent and White Mountain's entry into this Agreement and the performance of their obligations hereunder are made in reliance upon the completeness and accuracy of each of the matters set forth herein. The representations and warranties being made by the Company shall survive up and until the Closing Date. The representations and warranties being made by the Securityholders shall survive as set forth in Section 11.11, herein.

                  4.1 ORGANIZATION, QUALIFICATIONS AND CORPORATE POWER.

                           (a) The Company is a corporation  duly  incorporated,
validly existing and in good standing under the laws of the State of Washington.


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Attached as Exhibit 4.1(a) is a list of all states in which the Company, and its subsidiaries or affiliates, are qualified to do business. The Company, and its subsidiaries or affiliates, are duly qualified as a foreign corporation in each other jurisdiction in which the failure to be qualified would have a material adverse effect upon the Company, and its subsidiaries or affiliates. The
Company, and its subsidiaries or affiliates, has the corporate power and authority to own and hold their properties and to conduct their businesses as currently conducted and as proposed to be conducted, to execute, deliver and perform this Agreement to which the Company is a signatory.

                           (b) Except as listed on Exhibit 4.1(b),  the Company,
and its subsidiaries or affiliates, do not own of record or beneficially, directly or indirectly, (i) any shares of outstanding capital stock or securities convertible into capital stock of any other corporation or (ii) any participating interest in any partnership, joint venture or other non-corporate business enterprise.

                  4.2 AUTHORIZATION OF AGREEMENT.

                           (a) The  execution,  delivery and  performance by the
Company of this Agreement to which it is a signatory hereunder have been duly authorized by all requisite corporate action and will not (i) violate any applicable provision of law, any order of any court or other agency of government, the Articles or Certificate of Incorporation or Bylaws of the Company, or any provision of any indenture, agreement or other instrument by which the Company, or any of its properties or assets is bound or affected, or
(ii) conflict with, result in a material breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or results in being declared void, voidable or without further binding effect any license, governmental permit or certification, employee plan, note, bond, mortgage, indenture, deed of trust, franchise, lease, contract, agreement, or other instrument or commitment or obligation to which Company is a party, or by which Company, or any of its assets, may be bound, subject or affected, (iii) violate any order, writ, injunction, decree, judgment, or ruling of any court or governmental authority applicable to Company or any of its assets, or (iv) except as otherwise provided in this Agreement, result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever not arising in the ordinary course of business upon any of the properties or assets of the Company except as to conflicts, breaches and violations that will not have a material adverse effect on the business, property or assets of the Company.

                  4.3 CAPITAL STOCK. The authorized capital stock of the Company, and its subsidiaries or affiliates, and the holders of the issued and outstanding shares of such capital stock are set forth in Exhibit 4.3 hereto. Except as disclosed in Exhibit 4.3, there is no (i) subscription, warrant, option, convertible security or other right (contingent or otherwise) to purchase or acquire any shares of any class of capital stock of the Company, or of its subsidiaries or affiliates, which is authorized or outstanding, (ii) the Company, and its subsidiaries or affiliates, have no commitments to issue any shares, warrants, options or other such rights or to distribute to holders of any class of its capital stock any evidence of indebtedness or assets, (iii) the

Company, and its subsidiaries or affiliates, have no obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof, and (iv) the Company, and its subsidiaries or affiliates, have no obligation or commitment to register under the Act any securities issued or to be issued by it. All of the issued and outstanding shares of the capital stock of the Company, and of its subsidiaries or affiliates, have been validly issued in compliance with all federal and state securities laws and are fully paid and non-assessable.

                  4.4 FINANCIAL STATEMENTS. The Company has delivered to Parent the Financial Statements, and Closing Balance Sheet exclusive of the July 1999 Audit which will be delivered to Parent prior to October 31, 1999. Such Financial Statements and Closing Balance Sheet are complete and correct, have been prepared in accordance with GAAP and fairly present the consolidated financial position of the Company, and its subsidiaries or affiliates, as of such respective dates after making all appropriate adjustments required to present them on an accrual basis for a "C" Corporation and the results of operations for the respective periods then ended. Except as set forth in such Financial Statements or incurred in the ordinary course of business neither the Company nor any of its subsidiaries or affiliates has any material obligation or liability, absolute, accrued or contingent except obligations and liabilities which do not adversely effect the business, property or assets of the Company.

                  4.5 ABSENCE OF CHANGES. Except as listed in Exhibit 4.5 and since the time period covered by the Financial Statements, neither the Company nor any of its subsidiaries or affiliates, have:

                           (a) Transferred, assigned, conveyed or liquidated any
of its assets or entered into any transaction or incurred any liability or obligation which affects the assets or the conduct of its business, other than in the ordinary course of the Company's business;

                           (b) Incurred any change in its business,  operations,
or financial condition which may have a material adverse effect on its assets or its business, or become aware of any event which may result in any such adverse change;

                           (c) Suffered any material destruction, damage or loss
relating to its assets or the conduct of its business whether or not covered by insurance;

                           (d) Suffered, permitted or incurred other than in the
ordinary course of business the imposition of any lien, charge, encumbrance (which as used herein includes, without limitation, any mortgage, deed of trust, conveyance to secure debt or security interest) whether or not contingent in nature, or claim upon any of its assets, except for any current year lien with respect to personal or real property taxes not yet due and payable;

                           (e)  Committed,  suffered,  permitted or incurred any
default in any liability or obligation which, in the aggregate, have had or will have a material adverse effect upon its assets or the conduct of its business;

                           (f) Made or agreed to any  change in the terms of any
contract or instrument to which it is a party which has a material adverse effect on its assets or the conduct of its business;

                           (g)  Knowingly  waived,  canceled,  sold or otherwise
disposed of other than in the ordinary course of business, for less than the face amount thereof, any claim or right relating to its assets or the conduct of its business, which it has against others;

                           (h) Declared,  promised or made any distribution from
its assets or other payment from the assets to its shareholders (other than reasonable compensation for services actually rendered) or issued any additional shares or rights, options or calls with respect to its shares of capital stock, or redeemed, purchased or otherwise acquired any of its shares, or made any change whatsoever in its capital structure;

                           (i) Paid,  agreed to pay or incurred  any  obligation
for any payment for, any contribution or other amount to, or with respect to, any employee benefit plan, or paid or agreed to pay any bonus or salary increase to its executive officers or directors, or made any increase in the pension, retirement or other benefits of its directors or executive officers other than in the ordinary course of business;

                           (j)  Committed,   suffered,  permitted,  incurred  or
entered into any transaction or event other than in the normal course of business which would increase its liability for any prior taxable year;

                           (k) Incurred any other  liability  or  obligation  or
entered into any transaction other than in the ordinary course of business which would have a material adverse effect on its condition (financial or otherwise); or

                           (l)  Received  any  notices  of,  or  has  reason  to
believe, that any of its customers or clients have taken or contemplate any steps which could disrupt its business relationship with said customer or client or could result in the diminution in the value of the business of the Company as a going concern.

                  4.6 ACTIONS PENDING. Except as listed on Exhibit 4.6, there is no action, suit, investigation, or proceeding pending or, threatened against or affecting the Securityholders, the Company, or its subsidiaries or affiliates, or any of its properties or rights, before any court or by or before any governmental body or arbitration board or tribunal and no basis exists for any such action, suit, investigation or proceeding which will result in any material liability or affirmative or negative injunction being imposed on the Company, or its subsidiaries or affiliates, or Securityholders known by or which should have been known by Company or Securityholders. The foregoing includes, without limiting its generality, actions pending or threatened (or any basis therefor known to the Company or Securityholders) involving the prior employment of any employees or prospective employees of the Company, or of its subsidiaries or affiliates, or its use, in connection with its business, of any information or techniques which might be alleged to be proprietary to its former employer(s).

                  4.7 BUSINESS PROPERTY RIGHTS. No person or entity has made or threatened to make (or has any valid reason to threaten) any claims that the operation of the business of the Company, or of its subsidiaries or affiliates, is or will be in violation of or infringe on any technology, patents, copyrights, trademarks, trade names, service marks (and any application for any of the foregoing) licenses, proprietary information, know-how, or trade secrets (the "Business Property Rights") which is now known or should have been known by Company and the Securityholders. No third party is infringing upon or violating any of the Company's Business Property Rights and the Company has the exclusive right to use the same. None of the employees, directors, or stockholders of the Company's or its subsidiaries or affiliates has any valid claim whatsoever (whether direct, indirect or contingent) of right, title or interest in or to any of the Company's Business Property Rights.

                  4.8 LIABILITIES. Except as listed in Exhibit 4.8, neither the Company, or its subsidiaries or affiliates, has any liabilities or obligations, whether accrued, absolute, contingent or otherwise (individually or in the aggregate), which are of a nature required to be reflected in financial statements prepared in accordance with GAAP, including without limitation, any liability which might result from an audit of its tax returns by any appropriate authority except (i) the liabilities and obligations set forth in the Financial Statements and Closing Balance Sheet delivered in accordance with Section 4.4 and (ii) liabilities and obligations incurred for the purpose of enabling the Company or its subsidiaries or affiliates to conduct their normal business (in each case in normal amounts and incurred only in the ordinary course of business) except such liabilities and obligations that do not have a material adverse effect on the business, property and assets of the Company. Except as disclosed in the Financial Statements or Closing Balance Sheet, neither the Company, nor its subsidiaries or affiliates, is in default with respect to any liabilities or obligations and all such liabilities or obligations shown and reflected in the Financial Statements and Closing Balance Sheet and such liabilities incurred or accrued subsequent to the Company's and its subsidiaries or affiliates incorporation, have been, or are being, paid or discharged as they become due, and all such liabilities and obligations were incurred in the ordinary course of business except with respect to defaults that do not have a material adverse effect on the business, property and assets of the Company.

                  4.9 OWNERSHIP OF ASSETS AND LEASES. Attached hereto as Exhibit 4.9(a) is a complete and correct list and brief description, as of the date of this Agreement, of all real property and material items of personal property owned by the Company, or by its subsidiaries or affiliates, and all of the leases and other agreements relating to any real, personal or intangible property owned, used, licensed or leased by the Company, its subsidiaries or its affiliates. The Company, its subsidiaries and its affiliates, have good and marketable title to all of its assets, including those listed on Exhibit 4.9(a), and any income or revenue generated therefrom, in each case free and clear of any liens, claims, charges, options, rights of tenants or other encumbrances except (i) as disclosed and reserved against in the Financial Statements (to the extent and in the amounts so disclosed and reserved against), (ii) for liens arising from current taxes not yet due and payable and (iii) as set forth on
Exhibit 4.9(b). Each of the leases and agreements of the Company, its subsidiaries and its affiliates are in full force and effect and constitute a legal, valid and binding obligation of the Company, and of its subsidiaries and affiliates, and the other respective parties thereto, enforceable in accordance with its terms, except as enforceability may be limited by applicable equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws from time to time in effect affecting the enforcement of creditors' rights generally, and, there is not under any of such leases or agreements existing any default of the Company, or of its subsidiaries or affiliates, or to the best of the Company's or each Securityholders' knowledge of any other parties thereto (or event or condition which, with notice or lapse of time, or both, would constitute a default). Neither the Company, nor any of its subsidiaries or affiliates, has received any notice of violation of any applicable regulation, ordinance or other law with respect to its operations or assets, and, there is not any such violation or grounds therefor which could adversely affect their assets or the conduct of its business. Neither the Company, nor any of its subsidiaries or affiliates, is a party to any contract or obligation whereby an absolute or contingent right to purchase, obtain or acquire any rights in any of the assets has been granted to anyone. There does not exist and will not exist by virtue of the transactions contemplated by this Agreement any claim or right of third persons which may be legally asserted against any asset of the Company's, or its subsidiaries or affiliates.

                  4.10 TAXES. The Company, and its subsidiaries and affiliates, have paid all taxes due, assessed and owed by them as reflected on their tax returns and have timely filed all federal, state, local and other tax returns which were required to be filed and which were due prior to the Closing Date, except for those taxes set forth on Exhibit 4.10(a). All federal, state, local, and other taxes of the Company, or of its subsidiaries or affiliates, accruable since the filing of such returns have been properly accrued. No federal income tax returns for the Company, or for its subsidiaries or affiliates, have ever been audited by the Internal Revenue Service or any state or local taxing authority, except as described in Exhibit 4.10(b). No other proceedings or other actions which are still pending or open have been taken for the assessment or collection of additional taxes of any kind from the Company, or from its subsidiaries or affiliates, for any period for which returns have been filed, and to the Company's knowledge, no other examination by the Internal Revenue Service or any other taxing authority affecting the Company, or its subsidiaries or affiliates, is now pending. Except for those taxes set forth on Exhibit 4.10(a), taxes which the Company, or its subsidiaries or affiliates, were required by law to withhold or collect subsequent to the incorporation of the Company or its subsidiaries or affiliates, have been withheld or collected and have been paid over to the proper governmental authorities or are properly held by the Company, or by its subsidiaries or affiliates, for such payment and are so withheld, collected and paid over as of the date hereof. No waivers of statutes of limitations with respect to any tax returns of the Company, or of its subsidiaries or affiliates, nor extensions of time for the assessment of any tax have been given by any current employees of the Company, or of its subsidiaries or affiliates. There is not and there will not be any liabilities for federal, state and local income, sales, use, excise or other taxes arising out of, or attributable to, or affecting the assets or the conduct of the business of the Company or its subsidiaries or affiliates, through the close of business on the Closing Date, or attributable to the conduct of the operations of the Company, or its subsidiaries or affiliates, at any time for which Parent or the Surviving Corporation will have any liability for payment or otherwise. After the Closing, there does not and will not exist by virtue of the transactions contemplated by this Agreement any liability for taxes which may be asserted by any taxing authority against the assets of the Company or its subsidiaries or affiliates, or the operation of their businesses, and no lien or other encumbrance for taxes will attach to such assets or the operation of their businesses.

                  4.11 CONTRACTS,  OTHER AGREEMENTS.  Attached hereto as Exhibit
4.11 is a true and complete list of each material contract, agreement and other instrument to which the Company, or its subsidiaries or affiliates, is a party, including, but not limited to, all bank and financing documents. At Parent's request, the Company, and its subsidiaries or affiliates, shall deliver to Parent a true and complete copy of any such contract, agreement or instrument. All of the contracts, agreements, and instruments described in Exhibit 4.11 hereto are valid and binding upon the Company, or its subsidiaries or affiliates, and the other parties thereto and are in full force and effect, and, neither the Company, nor any other party to any such contract, commitment or arrangement has breached any provision of, or is in default in any respect under, the material terms thereof. No contract, agreement or other instrument to which the Company, or its subsidiaries or affiliates, are a party will be materially breached, violated or result in a default as a result of the transaction contemplated hereunder.

                  4.12 GOVERNMENTAL APPROVALS. No registration or filing with, or consent or approval of, or other action by, any federal, state or other governmental agency or instrumentality is or will be necessary for the valid execution, delivery and performance of this Agreement by the Company, including, but not limited to, any approval of the United States Small Business Administration required to assign any obligation of the Company to the Surviving Corporation.

                  4.13 LACK OF DEFAULTS. The Company and Securityholders know of no default in performance of any obligation, covenant or condition contained in any note, debenture, mortgage or other contract or agreement of any nature or kind to which either is a party, nor of any default with respect to any order, writ, injunction or decree of any court, governmental authority or arbitration board or tribunal to which either is a party, which would have a material adverse effect on the assets or business of the Company, its subsidiaries or affiliates. The Company and Securityholders know of no violation of any law, ordinance, governmental rule or regulation to which either is subject, nor has either failed to obtain any licenses, permits, franchises or other governmental authorizations necessary for the ownership of their properties or to the conduct of their business where any such violation or failure would likely result in a material adverse effect upon the business of the Company, its subsidiaries or affiliates. The Company, its subsidiaries and affiliates, have conducted and will conduct their businesses and operations in substantial compliance with all federal, state, county and municipal laws, statutes, ordinances and regulations and are in substantial compliance with all applicable requirements of all federal, state, county and municipal regulatory authorities.

                  4.14 EMPLOYEES AND EMPLOYEE BENEFIT PLANS.

                           (a) Attached  hereto as Exhibit  4.14(a) is a list of
each pension retirement, profit-sharing, deferred compensation, bonus or other incentive plan, or program arrangement, agreement or other understanding, or medical, vision, dental or other health plan, or life insurance or disability plan, or any other employee benefit plan, including, without limitation, any "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), to which the Company contributes or is a party or is bound or under which it may have liability and under which employees or former employees of the Company, or of its subsidiaries or affiliates (or their beneficiaries) are eligible to participate or derive a benefit (the foregoing herein referred to as the "Employee Benefit Plans). The Company has delivered to Parent true, correct and complete copies of all Employee Benefit Plans, and the Company has complied in all material aspects with any and all obligations required of it under the terms of any plan listed on Exhibit 4.14(a).

                           (b) Attached hereto as Exhibit 4.14(b) are the names,
social security numbers and current rate of compensation of all salaried and hourly paid employees employed by the Company, or by its subsidiaries or affiliates, as of the date hereof, with all key employees being so designated, and at Closing the Company will provide an updated list of all such employees as of the date of closing, such updated list to be initialed by both parties at Closing.

                  4.15 INSURANCE. Attached hereto as Exhibit 4.15 is a complete and correct list and description of all of the policies of liability, property, workers' compensation and other forms of insurance or bonds carried by the Company, or its subsidiaries or affiliates, for the benefit of or in connection with their assets and businesses. All of such policies are in full force and effect and there are no overdue premiums or other payments on such policies and neither the Company nor any of its subsidiaries or affiliates, has received any notice of cancellation or termination of any of these policies. Neither the Securityholders nor the Company have knowledge of any change or proposed change to any of the rates set forth in the policies listed on Exhibit 4.15 other than as set out in the Policies.

                  4.16 LABOR MATTERS. Except as set forth on Exhibit 4.16, none of the employees of the Company or of its subsidiaries or affiliates are covered by a collective bargaining agreement, and no collective bargaining efforts with respect to any of the employees of the Company, its subsidiaries or affiliates, are pending or, to the knowledge of the Company threatened. No labor dispute, strike, work stoppage, employee collective action or labor relations problem of any kind which has materially adversely affected or may so affect the Company, or its subsidiaries or affiliates, or any of their businesses or operations, is pending or, to the knowledge of the Company is threatened. The Company, and its subsidiaries or affiliates, have complied in all material respects with the reporting and withholding provisions of the Code and the Federal Insurance Contribution Act and all similar state and local laws, and with the federal, state, and local laws, ordinances, rules and regulations with respect to employment and employment practices, terms and conditions of employment and of the workplace, wages and hours and equal employment opportunity.

                  4.17  BROKERS  AND  FINDERS.  Except  for the fees  listed  on
Exhibit 4.17, neither the Securityholders nor the Company or any of its subsidiaries or affiliates, has incurred or become liable for any commission, fee or other similar payment to any broker, finder, agent or other intermediary in connection with the negotiation or execution of this Agreement or the consummation of the transactions contemplated hereby. Securityholders agree to be responsible for paying all Broker fees incurred by the Company, and its subsidiaries or affiliates, as a result of this transaction.

                  4.18 ACCOUNTS RECEIVABLE.

                           (a) All accounts  receivable of the Company,  and its
subsidiaries or affiliates, shown on the Closing Balance Sheet of the Company, and its subsidiaries or affiliates, as of July 31, 1998, and all notes and accounts receivable acquired by the Company and its subsidiaries or affiliates subsequent to July 31, 1998, reflect actual transactions, have arisen in the ordinary course of business and have been collected or are now in the process of collection without recourse to any judicial proceedings, except for any debt, or portion thereof, discharged under Federal Bankruptcy Laws in the ordinary course of business in the aggregate recorded amounts thereof, less the applicable allowances reflected on such balance sheets with respect to the accounts receivable shown thereon or set up on the respective books of the Company, and its subsidiaries or affiliates, with respect to the notes and accounts receivable acquired subsequent to July 31, 1998.

                           (b)  Except  as set  forth on  Exhibit  4.18(b),  the
Company has no knowledge as to any of the accounts receivable of the Company or of its subsidiaries or affiliates, being subject to any lien or claim of offset, set off or counterclaim not provided for by the Company's, its subsidiaries, or affiliates, allowance for doubtful accounts as of the date of execution hereof.

                  4.19  CONFLICTS OF  INTERESTS.  Except as described in Exhibit
4.19 (a), no officer, director or stockholder of the Company, or of its subsidiaries or affiliates, was or is, directly or indirectly, a joint investor or co-venturer with, or owner, lessor, lessee, licensor or license of any real or personal property, tangible or intangible, owned or used by, or a lender to or debtor of, the Company, its subsidiaries or affiliates, and neither the Company, nor any of its subsidiaries or affiliates, has any commitments or obligations as a result of any such transactions prior to the date hereof. Except as described in Exhibit 4.19 (b), and except for directly or indirectly holding less than five percent (5%) of the outstanding shares of stock in a company which is publicly traded, none of such officers, stockholders, or directors own or have owned, directly or indirectly, individually or collectively, an interest in any entity which is a competitor, customer or supplier of (or has any existing contractual relationship with) the Company, its subsidiaries or affiliates.

                  4.20 ENVIRONMENTAL COMPLIANCE. Exhibit 4.20(a) sets forth all government agencies which substantially regulate the business of the Company, its subsidiaries or affiliates under Environmental, Health and Safety Laws. Except as listed on Exhibit 4.20(b), the Company, and its subsidiaries and affiliates, has complied in all material respects with all applicable federal, state and local Environmental Health and Safety Laws with respect to its premises and its operations and have kept its premises free and clear of any liens and charges imposed pursuant to such laws. Neither the Company, nor any its subsidiaries or affiliates, has received any notice that any facts or conditions exist which would give rise to any violation, claim, charge, penalty or liability relating to any applicable Environmental Health and Safety Laws of any governmental body or agency having jurisdiction over the premises.

                  4.21 OWNERSHIP OF THE STOCK. The Securityholders own all of the Stock beneficially and of record, free and clear of all liens, restrictions, encumbrances, charges, and adverse claims and the Stock to be purchased hereunder constitutes One Hundred Per Cent (100%) of issued and outstanding stock of the Company.

                  4.22    ABSENCE   OF   SENSITIVE    PAYMENTS.    Neither   the
Securityholders nor any of the directors, officers, or stockholders of the Company, its subsidiaries or affiliates:

                           (a) has made or has agreed to make any contributions,
payments or gifts of funds or property to any governmental official, employee or agent where either the payment or the purpose of such contribution, payment or gift was or is illegal under the laws of the United States, any state thereof, or any other jurisdiction (foreign or domestic);

                           (b) has established or maintained any unrecorded fund
or asset for any purpose, or has made any false or artificial entries on any of its books or records for any reason; or

                           (c) has made or has  agreed to make any  contribution
or expenditure, or has reimbursed any political gift or contribution or expenditure made by any other person to candidates for public office, whether federal, state or local(foreign or domestic) where such contributions were or would be a violation of applicable law.

                  4.23 APPROVAL OF MERGER; RELATED MATTERS. Each of the Securityholders represents and warrants that such Securityholders, in his or her capacity as a shareholder of the Company (i) approves of and consents to the Merger as set forth in this Agreement, (ii) waives any notice of a shareholder's meeting or similar corporate formality in connection with the approval of the transactions described herein, including, without limitation, the Merger, (iii) waives any rights to protest or object to the Merger or to the exercise of any statutory remedy of appraisal as to the Stock owned by such Securityholders as provided in the WGCL, (iv) has received a copy of resolutions approving the Merger in accordance with the WGCL, and (v), to the extent such Securityholders owe any amounts to the Company, or its subsidiaries or affiliates, pursuant to any Promissory Note issued by such Securityholders to the Company, or to its subsidiaries or affiliates, consents to the use of a portion of the Merger Consideration payable to such Securityholders to pay off each such Promissory Note.


                                    SECTION 5

                     REPRESENTATIONS, WARRANTIES AND CERTAIN

                     COVENANTS OF PARENT AND WHITE MOUNTAIN

                  To induce Securityholders to consummate the Merger under this Agreement, Parent and White Mountain represent and warrant that each of the matters set forth in this Section 5 are true and correct as of the date hereof, and acknowledge that Securityholders' entry into this Agreement and the performance of their obligations hereunder are made in reliance upon the completeness and accuracy of each of the matters set forth herein. The representations and warranties being made by the Parent and White Mountain shall survive as set forth in Section 11.11 herein.

                  5.1 ORGANIZATION, STANDING, ETC. Parent and White Mountain are duly organized, validly existing and in good standing under the laws of its jurisdiction of their organization.

                  5.2 AUTHORIZATION, ETC. The execution and delivery of this Agreement and any other instruments or documents required to be executed and delivered hereby, and the purchase of the Stock contemplated hereby, have been authorized by such authorities or by such court of competent jurisdiction, if any, as may be required by applicable law and constitute a valid and binding obligations of Parent and of White Mountain, enforceable against them in accordance with the terms of this Agreement.

                  5.3 NO BREACH OR DEFAULTS CAUSED BY AGREEMENT. The making and execution, delivery, and performance by Parent and White Mountain of this Agreement does and will not breach or constitute (with due notice or lapse of time or both) any default in any articles, by-laws, agreements, or instruments of any kind or character to which Parent or White Mountain are a signatory or a party, or by which they may be bound, subject to, or affected, now or in the future.

                  5.4 BROKERS FEES. Parent and White Mountain represent there are no brokers involved in this transaction on their behalf.

                  5.5 S.E.C. FILINGS. Parent and White Mountain represent that all information contained in any document filed by them with the Securities and Exchange Commission was true and accurate at the date of such filing.

                  5.6 AUTHORIZED SHARES OF STOCK. There exists sufficient authorized, but unissued, shares of Arguss Stock necessary to enable Parent to satisfy any obligation of it to issue shares of Arguss Stock pursuant to this Merger Agreement.

                  5.7 SURVIVAL OF COMPANY. The operations of the Company on the Closing Date shall remain separate and apart from the other assets, operations and business of Parent or White Mountain after the Closing, as a separate and distinct division of Parent and White Mountain until the July 1999 Audit has been completed.

         No expenses of Parent or White Mountain or any divisions or subsidiaries thereof shall be allocated to the Underground Specialties Division. All intracompany and interdivisional transactions shall be at arms length and for fair value.

                  5.8 SUPPORT OF COMPANY. Parent and White Mountain shall, after the closing, use their best efforts to accommodate the Company in the ordinary course of business, including but not limited to, marketing, financial support and other support as may be reasonably required to enable the Underground Specialties Division to acquire and complete all contracts and business transactions.

                  5.9 NO SECTION 338 ELECTION. Neither Parent nor White Mountain shall make any election under 338 of the Internal Revenue Code of 1986, as amended, with respect to any part of the transaction contemplated hereunder.

                  5.10 ACTIONS PENDING. To the best of their knowledge, information and belief, Parent and White Mountain know of no action, suit, investigation or proceeding pending, or threatened against Parent, White
Mountain, or its subsidiaries, divisions or affiliates, that has not been disclosed in S.E.C. Filings.


                                    SECTION 6

                              CONDITIONS TO CLOSING

                  Parent's obligation to consummate the Merger under this Agreement shall be subject to fulfillment of all of the following conditions on or prior to the Closing, any of which may be waived in writing by Parent.

                  6.1 PERFORMANCE OF AGREEMENTS. The Company shall have performed all agreements contained herein and required to be performed by it prior to or at the Closing and all of the representations and warranties made by it and Securityholders in this Agreement shall be true and correct as of the Closing Date.

                  6.2 LACK OF MATERIAL LIABILITIES. Neither the Company, nor any of its subsidiaries or affiliates, shall have incurred any material liability, direct or contingent (as that term is ordinarily used), other than in the ordinary course of its business, since July 31, 1998; including, but not limited to, any tax liability resulting from the transaction contemplated hereby, or by the Company's compliance with any of the terms and conditions hereof.

                  6.3 FINANCIAL STATEMENTS. Parent shall have received the Closing Balance Sheet and profit and loss statement for the Company, and its subsidiaries or affiliates, as of July 31, 1998, in a form satisfactory to Parent.

                  6.4 LACK OF  DEFAULTS.  No Event of  Default  (as  defined  in
Section 10 hereof) and no event or condition which, with notice or the lapse of time, or both, would constitute an Event of Default, shall exist.

                  6.5 ESCROW AGREEMENT. Securityholders, Company, Parent, White Mountain, and all other parties thereto shall have executed the Escrow Agreement, a copy of which is attached hereto as Exhibit 6.5.

                  6.6 EMPLOYMENT AGREEMENTS. M. Sorenson, Swanson and those employees designated as key employees on Exhibit 4.14(b) and the Company shall have executed the Employment Agreements, copies of which are attached hereto as Exhibits 6.6(a) - 6.6(b).

                  6.7 OPINION OF COUNSEL. Parent shall have received an opinion of counsel from the attorneys for the Company, dated as of the Closing Date, in form and substance substantially similar to that attached hereto as Exhibit 6.7.

                  6.8 COMPLIANCE CERTIFICATE. The Company shall have delivered to Parent the certificate, attached hereto as Exhibit 6.8, executed by its President, dated the Closing Date, certifying the fulfillment of the conditions specified in this Section 6 and the accuracy of the representations and warranties contained in Section 4 hereof.

                  6.9 KEY-PERSON TERM LIFE INSURANCE. The Company shall have applied for an insurance policy on the life of M. Sorenson, such policy (a) to name the Parent as sole beneficiary, (b) to be in form and substance satisfactory to the Parent, and (c) to be in the amount of Two Million Dollars ($2,000,000). Parent shall pay all premiums associated with this policy. Premiums associated with policy shall not reduce net income in the calculation of the July 1999 12 Month Adjusted Cash Flow.

                  6.10 REGISTRATION RIGHTS AGREEMENT. The Securityholders and Parent shall have executed the Registration Rights Agreement, a copy of which is attached hereto as Exhibit 6.10.

                  6.11 EMPLOYEE STOCK OPTIONS. Parent resolves to take any and all actions necessary, including soliciting the approval of its shareholders, to make available Fifty Thousand (50,000.00) unqualified stock options at the stock price of Fifteen Dollars and Fifty Cents ($15.50), as adjusted by Section 2.2(g), above, to the employees of the Company in the amounts designated in
Exhibit 6.11. Such stock options will be registered pursuant to Form S-8 of the Act.

                  6.12 RELEASE FROM SECURITYHOLDERS. Securityholders shall execute and deliver to the Parent, in a form satisfactory to Parent's counsel, a release of any claim that they may have against the Company, and its subsidiaries or affiliates, for the repayment of any loan, claim for unpaid compensation, claim for indemnification or otherwise except for the claims set forth in Exhibit 6.12.

                  6.13 CORPORATE DOCUMENTS. Parent shall have received copies of the following documents:

                           (a) a  certificate  of the  President  of the Company
dated the Closing Date and certifying (i) that attached thereto is a true and complete copy of the Articles or Certificate of Incorporation and Bylaws of the Company as in effect on the date of such certification; and (ii) that attached thereto are true and complete copies of resolutions adopted by the Board of Directors of the Company authorizing the execution, delivery and performance of this Agreement, and that all such resolutions are still in full force and effect and are all the resolutions adopted in connection with the transactions contemplated by this Agreement; and

                           (b) such  additional  supporting  documents and other
information with respect to the operations and affairs of the Company as Parent may reasonably request.

                  All  such  documents   described  in  (a)  and  (b)  shall  be
satisfactory in form and substance to Parent and its counsel.

                  6.14 CORPORATE FILINGS. All relevant incorporation and merger documents shall be filed with the appropriate governmental agencies and shall be attached hereto as Exhibit 6.14.

                  6.15 TRUSTEE OF PROFIT SHARING PLAN. The Surviving Corporation shall at Closing cause a successor trustee, if necessary, for the Company's, and its subsidiaries or affiliates, profit sharing plans to be appointed.

                  6.16 NET WORTH. The Company shall have as of the Closing Date, as shown on the Financial Statements, a Net Worth greater than or equal to Three Million Two Hundred Thousand Dollars ($3,200,000), unless adjusted as follows. Such Net Worth may be adjusted with the specific written consent of Parent for deferred taxes and other decreases due to expenses made in the ordinary course of business, but in no event shall be less than Three Million Dollars ($3,000,000). The Company's Net Worth, as adjusted by Parent, shall be set forth as Exhibit 6.16.

                  6.17 ASSIGNMENT OF CONTRACTS; SECURITYHOLDERS' GUARANTY OF COMPANY DEBT. Parent and White Mountain shall obtain the release within sixty
(60) days of the Closing Date, of all of Securityholders' personal guaranties of the Company's debt listed on Exhibit 6.17(a), and provide Securityholders with written confirmation of such release from the Company's creditors holding Securityholders' guaranties upon release. Parent and White Mountain shall use its best efforts to obtain Securityholders' release from any guaranty existing prior to Closing but inadvertently omitted from inclusion on Exhibit 6.17(a).

         Parent and White Mountain shall, within sixty (60) days of Closing, also pay or refinance those debts listed on Exhibit 6.17(b). Exhibit 6.17(b) is a list of those debts which could not be assigned to or assumed by Parent despite the best efforts of Company to effectuate such assumption or assignment.

                  6.18 AUDIT PRICE ADJUSTMENT AGREEMENT. Securityholders, Parent and Company and all other parties thereto shall have executed the Audit Price Adjustment Agreement, a copy of which is attached hereto as Exhibit 6.18.

                  6.19 LEASE OF MUKILTEO PROPERTY. The Company shall enter into a lease for the Mukilteo Property, at terms and conditions acceptable to Parent, in its sole discretion. For the purposes of this Section 6.19 the Mukilteo Property shall mean the property adjacent to Company's principal office which is owned by M. Sorenson and B. Sorenson and is currently leased to Company.


                                    SECTION 7

                            COVENANTS NOT TO COMPETE

                  7.1 COVENANT NOT TO COMPETE. Except as authorized by White Mountain and Parent or by the terms of this Agreement or except in the event of the voluntary termination of M. Sorenson's or M. Swanson's employment for "good reason", as that term is defined in the Employment Agreement executed by M. Sorenson and M. Swanson pursuant to Section 6.6 hereof, no Securityholder shall, directly or indirectly, alone or with others, enter into any business, except as listed in Exhibit 4.19(a) or 4.19(b), related to the long haul placement and construction of cross country fiber optic cable or to the construction, reconstruction, maintenance, repair and expansion of CATV, SMATV systems and any other related systems in the telecommunications industry within in the States of Alaska, California, Idaho, Montana, Oregon, Texas, Utah, Washington and Wyoming or or within Two Hundred (200) miles of an existing Project of the Company, and its subsidiaries or affiliates, for a period of three (3) years from the date of Closing. Further, no Securityholder shall, during such period, disclose, divulge, communicate, use to the detriment of the Company or Parent or for the benefit of any other person or persons, or use in any way, any confidential information or trade secrets of the Company, including customer list, personnel information, and other similar data. In addition, no Securityholder shall, during such period, (i) hire or attempt to hire any employee of the Company, and its subsidiaries or affiliates, or (ii) interfere with any contract or other relationship of the Company, and its subsidiaries or affiliates, and any of its customers or suppliers. Securityholders agree that Parent shall be entitled to injunctive relief in the event of any breach of the covenants set forth in this paragraph together with reasonable attorney's fees and damages. Damages shall only be collectible from the party breaching this provision.


                                    SECTION 8

               INDEMNIFICATION BY SECURITYHOLDERS AND THE COMPANY

                  Securityholders and the Company, to the extent set forth in this Agreement, shall indemnify and hold harmless Parent, White Mountain and

Surviving Corporation against and in respect to the following, in addition to any losses otherwise specifically indemnified against in this Agreement, as follows:

                  8.1 INDEMNIFICATION BY THE SECURITYHOLDERS AND THE COMPANY.

                           (a) BREACH.  Subject to the provision of this Section
8.1 and except as otherwise more specifically set forth herein, the Securityholders and the Company (each in his or her capacity as an indemnifying party, an "Indemnifying party") covenants and agrees to jointly and severally indemnify, defend, protect, and hold harmless each of Parent, White Mountain, the Surviving Corporation and each of their respective Subsidiaries and Affiliates (each in its capacity as an indemnified party, an "Indemnitee") at all times from and after the date of this Agreement from and against all Adverse Consequences incurred by such Indemnitee as a result of or incident to (i) any breach of any representation or warranty of the Company or the Securityholders set forth in Section 4 of this Agreement, (ii) any material breach or nonfulfillment by the Company or the Securityholders of, or any noncompliance by the Company or the Securityholders with, any covenants, agreement, or obligation contained herein or in any certificate or other document delivered in connection herewith, (iii) all damage or deficiency resulting directly from the material inaccuracy of any list, certificate or other instrument delivered by or on behalf of Securityholders or the Company in connection herewith, whether made as of the date hereof, or as of the Closing Date hereunder or otherwise, or resulting from the non-fulfillment of any agreement on the part of Securityholders or the Company contained in this Agreement or made in connection with the transactions contemplated hereby, including, but not limited to all losses, liabilities, damages, costs and expenses (including reasonable attorneys' fees), incurred by Parent if this Agreement is terminated pursuant to
Section 9 hereof.

                           (b) ENVIRONMENTAL  INDEMNIFICATION.  The Company, and
Securityholders shall jointly and severally, hereby indemnify each Indemnitee and hold each Indemnitee harmless from and against any and all damages, losses, liabilities, costs and expenses of removal, relocation, elimination, remediation or encapsulation of any Hazardous Materials (as defined in Section 4.20), obligations, penalties, fines, impositions, fees, levies, lien removal or bonding costs, claims, actions, causes of action, injuries, administrative orders, consent agreements and orders, litigation, demands, defenses, judgments, suits, proceedings, disbursements or expenses (including without limitation, attorney's and experts' reasonable fees and disbursements) of any kind and nature whatsoever resulting from the operation of the Company's business as of the Closing Date: (i) which (x) is imposed upon, or incurred by, Parent by reason of, relating to or arising out of the violation by the Company prior to the Closing of any environmental laws, rules or regulations of any governmental body or agency having jurisdiction over the premises, or (y) arises out of the discharge, dispersal, release, storage, treatment, generation, disposal or escape of any Hazardous Materials, on or from the premises as of the Closing Date, or (z) arises out of the use, specification, or inclusion of any product, material or process containing Hazardous Materials, or the failure to detect the existence or proportion of Hazardous Materials in the soil, air, surface water or groundwater, or the performance or failure to perform the abatement of any Hazardous Materials source as of the Closing Date or the replacement or removal of any soil, water, surface water, or groundwater containing Hazardous Materials; and/or (ii) is imposed upon, or incurred by, Parent by reason of or relating to any material breach, act, omission or misrepresentation contained in
Section 4.20.

                           (c) TAX MATTERS.  Company and  Securityholders  shall
jointly and severally indemnify each Indemnitee from and against all Adverse Consequences incurred by any Indemnitee as a result of or incident to any Income Taxes or other Taxes imposed on the Surviving Corporation, the Company or any of their Subsidiaries or for which the Surviving Corporation, Company or any of its Subsidiaries may otherwise be liable by law or regulation (including, without limitation, the provisions of Treasury Regulation Section 1.1502-6) or contract, for any taxable year or period that ends on or before Closing.

                                    (i) The  Company  shall  furnish  to  Parent
copies of the federal, state, and local tax returns of the Company for the period ending on the Closing Date and shall obtain the consent of Parent before filing such returns which consent shall not be unreasonably withheld.

                                    (ii)  Except as  otherwise  provided in this
Agreement, Parent shall have the sole right to represent the interests of any Indemnitee in any tax audit or administrative or court proceeding relating to any taxable period, including without limitation taxable periods ending on or before Closing, and to compromise, settle, or contest any tax claims in connection therewith in its sole discretion, provided that Parent shall provide Securityholders with written notice of its intent to exercise its rights hereunder. Securityholders shall have the right, at their expense, to join Parent in any such defense.

                           (d) BROKER FEE. Each  Indemnifying  Party jointly and
severally indemnifies each Indemnitee from any claim made by a broker, finder, agent or other intermediary against the Company after Closing in connection with the negotiation or execution of this Agreement or the consummation of the transactions contemplated hereby except for those claims made against Parent or White Mountain pursuant to Section 5.4, hereof.

                           (e)  SET-OFF.  Except as  otherwise  provided in this
Agreement, Parent shall be entitled to set-off the Securityholders' or the Company's liability to Parent for indemnification under this Section 8, or under any other paragraph of this Agreement, after any dispute regarding such liability has been resolved by the parties or otherwise, by crediting the amount of liability in equal parts against the monies being held in escrow pursuant to
Section 2.2(c) of this Agreement, and against the Arguss Stock being held in escrow pursuant to Section 2.2(c) by reducing the amount of cash and Arguss Stock issued to Securityholders pursuant to Section 2.2(e). In the event that Parent desires to exercise its rights pursuant to this paragraph, the amount of any liability alleged by the Parent which is disputed in writing by the Company or Securityholders shall remain in escrow until such dispute has been resolved. If such dispute is resolved in favor of Securityholders, Parent shall pay interest at the Prime Rate on any amount improperly held commencing from November 1, 1999.

                           (f) COSTS AND EXPENSES.  Except as otherwise provided
in this Agreement, all amounts indemnified pursuant to this Section 8 shall include all costs and expenses of the Indemnitee, including, but not limited to, the costs of any actions, reasonable attorneys fees, and other expenses necessary to enforce the rights granted hereunder.

                           (g)  TERMINATION OF COMPANY'S  OBLIGATION.  Company's
obligation to indemnify Parent, or to contribute to any party indemnifying Parent, pursuant to this Section 9 shall expire as of the Filing Date, as defined in Paragraph 1.2, above.

                           (h)  TERMINATION  OF   SECURITYHOLDERS'   OBLIGATION.
Securityholders' obligation to indemnify any Indemnitee, or to contribute to any party indemnifying any Indemnitee, pursuant to this Section 8, shall, except in the event of actual fraud or intentional non-disclosure, expire three (3) years from the Closing Date, except as to those involving tax matters, which obligation shall expire six (6) years from the Closing Date.

                  8.2 LIMITS OF INDEMNIFICATION. By the purposes of this Section 8, the Indemnifying Parties indemnification shall be limited to those adverse consequences which exceed, or when combined with any existing unindemnified adverse consequences exceed in the aggregate One Hundred Thousand Dollars ($100,000).

                  8.3 NO CIRCULAR RECOVERY. Securityholders hereby agree that they will not make any claim for indemnification against either Parent or White

Mountain by reason of the fact that he was a director, officer, employee agent or other representative of the Company of any of its Subsidiaries (whether such claim is for Adverse Consequences of any kind or otherwise and whether such claim is pursuant to any statute, charter, by-law, contractual obligation or otherwise) with respect to any claim for indemnification brought by Parent, the Surviving Corporation, and their respective Subsidiaries and Affiliates against the Securityholders.


                                    SECTION 9

                                   TERMINATION

                  9.1 TERMINATION BY PARENT. This Agreement may be terminated by Parent, on or before the Closing Date, upon the occurrence of the following:

                           (a) If any of the  material  conditions  specified in
Section 6 shall not have been met prior to the Closing Date.

                           (b) If an event of default, as defined in Section 10,
has occurred, and has not been cured during any applicable cure period.

                  9.2 TERMINATION BY SECURITYHOLDERS. This Agreement may be terminated by Securityholders, on or before the Closing Date if any of the conditions specified in Section 5 shall not have been met prior to Closing.


                                   SECTION 10

                                     DEFAULT

                  10.1 EVENTS OF DEFAULT. It shall be considered an Event of Default if any one or more of the following events shall occur:

                           (a)   If   any   statement,    certificate,   report,
representation or warranty of a material nature made or furnished by the Company under this Agreement shall prove to have been false or erroneous in any material respect.

                           (b) The  occurrence of any event of material  default
under any other financing agreement, note, lease, mortgage, security agreement, factoring agreement or any other obligation of the Company the result of which will have a material adverse effect on the Company unless any such event of default shall be timely cured under any applicable cure provision or waived by the person to whom or to which the Company is obligated or indebted.

                  10.2 WAIVER BY PARENT. Any failure by Parent to insist upon strict performance by the Securityholders or the Company of any of the terms and provisions of this Agreement, shall not be deemed to be a waiver of any of the terms and conditions hereof and Parent shall have the right thereafter to insist upon strict performance thereof by the Securityholders or the Company.


                                   SECTION 11

                                  MISCELLANEOUS

                  11.1 COSTS. Except for expenses relating to the preparation of the July 1998 and 1999 Audits, each party shall pay its own expenses incident to the transaction contemplated hereby, including fees and expenses of their attorneys, accountants, appraisers or consultants, whether or not those transactions are consummated at Closing, subject to the indemnification and termination provisions hereof.

                  11.2 SALES AND TRANSFER TAXES. All state sales taxes and all transfer taxes and all documentary taxes, if any, payable in connection with the Merger shall be paid by the party to whom such taxes are customarily attributed under the laws of the State of Washington.

                  11.3 RELATIONSHIPS TO OTHER AGREEMENTS. In the event of a conflict between any of the provisions of this Agreement and any other agreement relating to this transaction between the Securityholders, Company and Parent, the provisions of this Agreement shall control.

                  11.4 TITLES AND CAPTIONS. All article or section titles or captions in this Agreement are for convenience of reference and are not part of this Agreement and shall in no way define, limit, extend or describe the scope or intent of provisions herein.

                  11.5 EXHIBITS. The Exhibits and Schedules referred to herein are hereby made a part hereof.

                  11.6 APPLICABLE LAW. This Agreement is to be governed by, and construed, interpreted, and enforced in accordance with the laws of Delaware.

                  11.7 BINDING EFFECT AND ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the parties. Notwithstanding the foregoing, neither the Company nor Parent shall have any right to assign any of its rights or obligations under this Agreement without the prior written consent of the other parties hereto.

                  11.8 NOTICES. All notices, requests, instructions, or other documents required hereunder shall be deemed to have been given or made when delivered by registered or certified mail, return receipt requested, postage prepaid or by messenger or overnight delivery service to:


If Company then:                    Underground Specialties, Inc.
                                         13024-A Beverly Park Road
                                         Mukilteo, Wash 98275

Counsel for Company:                Harris, Mericle, Wakayama & Mason
                                         999 Third Avenue, #3210
                                         Seattle, WA 98104
                                    Attn: Malcolm Harris

If Securityholder M. Sorenson
then:                               c/o Underground Specialties, Inc.
                                         13024-A Beverly Park Road
                                         Mukilteo, Wash 98275



Counsel for M.  Sorenson:           Harris, Mericle, Wakayama & Mason
                                         999 Third Avenue, #3210
                                         Seattle, WA 98104
                                    Attn: Malcolm Harris

If Securityholder B. Sorenson
then:                               c/o Underground Specialties, Inc.
                                         13024-A Beverly Park Road
                                         Mukilteo, Wash 98275


Counsel for B. Sorenson:            Harris, Mericle, Wakayama & Mason
                                         999 Third Avenue, #3210
                                         Seattle, WA 98104
                                    Attn: Malcolm Harris

If Securityholder Swanson
then:                               c/o Underground Specialties, Inc.
                                         13024 Beverly Park Road
                                         Mukilteo, Wash 98275

Counsel for Swanson                 Harris, Mericle, Wakayama & Mason
                                         999 Third Avenue, #3210
                                         Seattle, WA 98104
                                    Attn: Malcolm Harris

If Parent or White Mountain         Arguss Holdings, Inc.
then:                                    One Church Street, Suite 302
                                         Rockville, Maryland 20850
                                    Attn: Haywood Miller

Counsel for Parent and              Bleecker & Bleecker
White Mountain:                          51 Monroe Street
                                         Suite 1210
                                         Rockville, Maryland 20850
                                    Attn:  Steven S. Bleecker

                  Any party may from time to time give the others written notice of a change in the address to which notices are to be sent and of any successors in interest.

                  11.9 SEVERABILITY. Inapplicability or unenforceability of any provision of this Agreement shall not impair the operation or validity of any other provision hereof. If any provision shall be declared inapplicable or unenforceable, there shall be added automatically as part of this Agreement a provision as similar in terms to such inapplicable or unenforceable provision as may be possible and be legal, valid and enforceable.

                  11.10  ACCEPTANCE  OR APPROVAL.  By accepting all or approving anything required to be observed, performed, or fulfilled, or to be given to Parent pursuant to this Agreement, including, but not limited to, any certificate, balance sheet, statement of profit or loss or other financial statement, or insurance policy, Parent shall not be deemed to have accepted or approved the sufficiency, legality, effectiveness or legal effect of the same, or of any term, provision, or condition thereof as to third parties.

                  11.11 SURVIVAL. All covenants, representations, and warranties made by the Securityholders and Parent in this Agreement shall survive the Closing hereunder for a period of three (3) years, except as to those involving tax matters, which shall survive the closing for a period of six (6) years.

                  11.12  ENTIRE   AGREEMENT.   This  Agreement,   including  all
Exhibits, constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof, and supersedes all prior agreements and understandings pertaining thereto. No covenant, representation, or condition not expressed in this Agreement shall affect or be deemed to interpret, change or restrict the express provisions hereof and no amendments hereto shall be valid unless made in writing and signed by all parties hereto.

                  11.13 COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which together shall constitute one instrument.

                  11.14 SECURITIES MATTERS. (a) By executing this Agreement, Parent acknowledges that : (i) Parent has been advised that the Stock has not been and will not have been registered under the Act, Securities Act of 1933, as amended (the "1933 Act"), the Securities of Washington, or other applicable securities laws of any state, that the Securityholders in transferring such shares to the Parent will be relying, if applicable, upon the exemption from such registration requirements contained in Section 4(1) or 4(2) of the 1933 Act as a transaction by a person other than an issuer, underwriter or dealer and the applicable state exemption; (ii) the Stock is "restricted" as that term is used in Rule 144 under the 1933 Act as a consequence of which Parent may not be able to sell the shares unless such shares are first registered under the Act and any applicable state securities laws or unless an exemption from such registration, available; (iii) the Stock will be acquired by Parent for purposes other than "distribution" as that term is used in Section 2(11) of the 1933 Act, and (iv) Parent is an "Accredited Investor" as defined in Rule 501(a) of the U.S. Securities and Exchange Commission and understands and agrees that any and all certificates evidencing the stock shall bear and be subject to the following legend:

         NOTICE: RESTRICTION ON TRANSFER AND OTHER MATTERS

                  "THE COMPANY'S SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER ANY SECURITIES LAW, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO EITHER (1) AN OPINION OF LEGAL COUNSEL THAT VALID REGISTRATION HAS BEEN OBTAINED UNDER APPLICABLE LAWS OR THAT SUCH REGISTRATION IS NOT REQUIRED (WHICH OPINION SHALL BE IN FORM AND
SUBSTANCE SATISFACTORY TO THE COMPANY, AND WHOSE APPROVAL SHALL NOT BE ACCEPTABLE TO THE COMPANY, AND WHOSE APPROVAL SHALL NOT BE UNREASONABLY WITHHELD), OR (2) SUCH OTHER PROCEDURES AS ARE ACCEPTABLE TO THE COMPANY. ANY

OFFER OR DISPOSITION OF THESE SECURITIES WITHOUT SATISFACTION OF SAID CONDITIONS WILL BE WRONGFUL, AND WILL NOT ENTITLE THE TRANSFEREE TO REGISTER OWNERSHIP OF THE SECURITIES WITH THE COMPANY.

                           (b) The  shares  of Arguss  Stock are not  registered
under the Securities Act of 1933, as amended (the "1933 Act"), and are being issued without registration on the grounds that the sale of Arguss Stock hereunder is exempt from registration under the 1933 Act pursuant to Section 4(2) thereof and Parent's reliance on such exemption is predicated on Securityholders' representations set forth herein.

                  This Agreement is made in reliance upon Securityholders' representations to Parent that the shares of Arguss Stock to be issued will be acquired for investment and not with a view to the sale or distribution of any part thereof, and that Securityholders have no present intention of selling, granting participation in or otherwise distributing the same.

                  Securityholders hereby represent that they are experienced in evaluating and investing in companies such as the Parent, have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of this investment, and have the ability to bear the economic risks of this investment. Securityholders further represent that during the course of the transaction they have had the opportunity to ask questions of, and receive answers from, representatives of Parent concerning the Parent.

                  Securityholders hereby agree that the Arguss Stock may not be transferred without registration under the 1933 Act or an exemption therefrom, and that in the absence of an effective Registration Statement covering the Arguss Stock, or an available exemption from registration under the 1933 Act, the Arguss Stock must be held indefinitely. In particular, and without limiting the foregoing, Securityholders are aware that the Arguss Stock may be not be sold pursuant to Rule 144 promulgated under the 1933 Act unless all conditions of that Rule are met.

         Securityholders understand and agree that any and all certificates evidencing the Arguss stock shall bear and be subject to the following legend:

         NOTICE: RESTRICTION ON TRANSFER AND OTHER MATTERS

                  "THE COMPANY'S SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER ANY SECURITIES LAW, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO EITHER (1) AN OPINION OF LEGAL COUNSEL THAT VALID REGISTRATION HAS BEEN OBTAINED UNDER APPLICABLE LAWS OR THAT SUCH REGISTRATION IS NOT REQUIRED (WHICH OPINION SHALL BE IN FORM AND
SUBSTANCE SATISFACTORY TO THE COMPANY, AND WHOSE APPROVAL SHALL NOT BE ACCEPTABLE TO THE COMPANY, AND WHOSE APPROVAL SHALL NOT BE UNREASONABLY WITHHELD), OR (2) SUCH OTHER PROCEDURES AS ARE ACCEPTABLE TO THE COMPANY. ANY OFFER OR DISPOSITION OF THESE SECURITIES WITHOUT SATISFACTION OF SAID CONDITIONS WILL BE WRONGFUL, AND WILL NOT ENTITLE THE TRANSFEREE TO REGISTER OWNERSHIP OF THE SECURITIES WITH THE COMPANY.

                           (c) Parent's  common  stock is  presently  listed for
trading upon the National Association of Securities Dealers Automated Quotation System ("NASDAQ"). In the event that the Arguss Stock is not listed for trading upon the NASDAQ or upon a national securities exchange registered as such under the U.S. Securities Exchange Act of 1934, as amended, Parent covenants and agrees to make publicly available such information as will satisfy the requirements of SEC Rules 144(c) and 15c2-11, and as such Rules may be amended from time to time.

                  11.15 PREPARATION AND FILING OF SEC DOCUMENTS. If and whenever, as a result of the transaction contemplated hereunder, the Parent is under an obligation to provide financial information to, or prepare a filing of any kind with, the United States Securities and Exchange Commission ("SEC"), Securityholders shall assist the Parent in preparing any audited financial statements required by the SEC for this purpose. The cost of preparing any such financial statements shall be borne by the Parent.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

ATTEST:                             ARGUSS HOLDINGS, INC.


____________________                By:  ______________________________

                                    Title:  ___________________________


ATTEST:                             UNDERGROUND SPECIALTIES, INC.


____________________                By:  ______________________________
                                           Merle Sorenson, President

WITNESS:

____________________                ______________________________
                                    MERLE SORENSON

WITNESS:

____________________                ______________________________
                                    BETTIE SORENSON

WITNESS:

____________________                ______________________________
                                    MARK SWANSON


WITNESS:

____________________                ______________________________
                                    KAREN SWANSON


ATTEST:                             WHITE  MOUNTAIN CABLE
                                    CONSTRUCTION CORP.


____________________                By:  ______________________________

                                    Title:  ___________________________

                                   EXHIBIT 6.5

                                ESCROW AGREEMENT


                  This ESCROW AGREEMENT ("Agreement"), dated as of the 4th day of September, 1998, by and between MERLE SORENSON ("M. Sorenson"), BETTIE SORENSON ("B. Sorenson"), MARK SWANSON ("M. Swanson") and KAREN SWANSON ("K. Swanson") (hereinafter collectively referred to as "Securityholders") and ARGUSS HOLDINGS, INC., a Delaware corporation ("Arguss").

                  WHEREAS, Securityholders, Arguss and UNDERGROUND SPECIALTIES, INC. ("USI"), have entered into an Agreement and Plan of Merger ("Merger Agreement") of even date herewith pursuant to which USI has merged with and into White Mountain Cable Construction Corp., a wholly owned subsidiary of Arguss (the "Merger"); and

                  WHEREAS, as a result of the Merger, the Securityholders received as consideration a certain sum of cash and shares of the capital stock of Arguss ("Merger Consideration Paid at Closing"); and

                  WHEREAS, as a result of the Merger, the Securityholders could receive in addition to the Merger Consideration Paid at Closing additional cash and shares of the stock of Arguss ("Merger Consideration Paid After Closing"); and

                  WHEREAS, prior to the Merger, the Securityholders owned all of the issued and outstanding capital stock of the USI; and

                  WHEREAS, the Securityholders desire that Arguss deposit into escrow sufficient promissory notes and irrevocable commitments to issue shares of Arguss Stock to ensure payment of all or substantially all of the Merger Consideration Paid After Closing, if applicable, and Arguss has agreed to so deposit such promissory note(s) and irrevocable commitments to issue shares.

                  NOW, THEREFORE, in consideration of the mutual promises herein contained, and intending to be legally bound hereby, the parties hereto covenant and agree as follows:

                  1. STOCK.

                           1.1 Upon  execution  hereof,  Arguss hereby agrees to
deposit with Harris, Mericle, Wakayama & Mason ("Escrow Agent"), an irrevocable commitment to issue Eighty Thousand Six Hundred Forty-Five (80,645) shares of stock of Arguss (the "Stock Commitments").

                           1.2  Arguss  hereby  agrees  that the  deposit of the
Stock Commitments set forth above is to secure its performance under the Merger Agreement.

                           1.3 Escrow  Agent  shall  hold the Stock  Commitments
until said funds have been released or until this Agreement is terminated pursuant to the terms and conditions hereof.

                  2. CASH.

                           2.1 Upon execution  hereof,  Arguss agrees to deposit
with Escrow Agent, promissory note(s) payable to Securityholders, in the aggregate amount of One Million Two Hundred Fifty Thousand Dollars ($1,250,000) ("Note").

                           2.2  Arguss  hereby  agrees  that the  deposit of the
Notes set forth above is to secure its performance under the Merger Agreement.

                           2.3  Escrow  Agent  shall  hold the Notes  until said
funds have been released or until this Agreement is terminated pursuant to the terms and conditions hereof.

                  3. RELEASE OF SHARES; TERMINATION.

                           3.1 Escrow Agent shall release the Stock  Commitments
and Notes as follows:

                                    (a) Upon the written  request at any time of
all parties to this Escrow Agreement, all or any portion of such Stock Commitments or Notes shall be delivered as they may unanimously direct.

                                    (b) On  November  1,  1999,  subject  to the
provisions of paragraph 3.1(c), of this Escrow Agreement, Escrow Agent shall deliver the Stock Commitments and Notes to Arguss, who shall on that day issue Arguss Stock and pay cash or certified funds to Securityholders as directed by the Escrow Agent in an amount which is sufficient to satisfy the obligations of Parent pursuant to paragraph 2.2(e) of the Merger Agreement.

                                    (c) In the event that Arguss notifies Escrow
Agent in writing no later than October 31, 1998 of its intent to exercise its right to set-off pursuant to paragraph 9.1(e) of the Merger Agreement, Arguss shall issue such Arguss Stock and pay such cash or certified funds in the amount not in dispute as directed by the Escrow Agent, and shall issue additional irrevocable commitments and promissory note(s) for the remainder, which Arguss shall deliver to the Escrow Agent that day to be held until directed to releases the same by unanimous consent of the parties, or as provided in paragraph 8.1(e) of the Merger Agreement.

                           3.2  This  Escrow   Agreement  shall  only  terminate
November 1, 1999 or by the unanimous written agreement of all parties hereto delivered to the Escrow Agent. If termination is made by unanimous written agreement it must be executed by all parties to this Escrow Agreement, and delivered to the Escrow Agent, stating to whom the Escrow Agent should direct Arguss to issue the Arguss Stock and pay the cash and when such stock and cash shall be delivered and paid.

                  4. MISCELLANEOUS.

                           4.1 Escrow Agent assumes no responsibility other than
the safekeeping of the Stock Commitments and Notes and to deliver the Stock Commitments and Notes in accordance with the terms of this Agreement, and shall be indemnified against any liability, loss, costs and expense occasioned by this Agreement.

                           4.2 Any consent required by any party hereto,  by way
of any document or notice requiring mutual agreement, or otherwise, shall not be unreasonably withheld. If a court of competent jurisdiction deems that any party did unreasonably withhold consent and the requesting party has been damaged thereby, the non-consenting party shall respond in damages including but not limited to reasonable attorney's fees.

                           4.3  This   Agreement   shall  be   governed  by  and
construed, interpreted and enforced in the court to the laws of Delaware.

                           4.4 This Agreement shall be binding upon and inure to
the benefit of the successors and assigns of the parties hereto.

                           4.5 This Agreement  constitutes the entire  agreement
among the parties hereto pertaining to the subject matter hereof, and supersedes all prior agreements and understandings pertaining thereto. No covenant, representation, or condition not expressed in this Agreement shall effect or be deemed to interpret, change or restrict the express provisions hereof and no amendments hereto shall be valid unless made in writing and signed by all parties hereto.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.


WITNESS:

________________________            ______________________________
                                    MERLE SORENSON

WITNESS:

________________________            ______________________________
                                    BETTIE SORENSON

WITNESS:

________________________            ______________________________
                                    MARK SWANSON

WITNESS:

________________________            ______________________________
                                    KAREN SWANSON

ATTEST:                             ARGUSS HOLDINGS, INC.


_________________________           By:  __________________________

                                    Title: ________________________

WITNESS:                                    ESCROW AGENT


________________________            ______________________________

                                 EXHIBIT 6.6(A)

                              EMPLOYMENT AGREEMENT

                  THIS EMPLOYMENT AGREEMENT made this 4th day of September, 1998 between WHITE MOUNTAIN CABLE CONSTRUCTION CORP. (the "Company") and MERLE SORENSON (the "Employee").

                              EXPLANATORY STATEMENT

         The Employee possesses knowledge and experience in connection with the long haul placement and construction of cross country fiber optic cable and specific project work in the telecommunications industry. The Company is duly engaged in the long haul placement and construction of cross country fiber optic cable and specific project work in the telecommunications industry and operates a division known as Underground Specialities, Inc. ("USI Division"). The parties desire that the Employee be employed by the Company in the Company's USI Division.

         NOW, THEREFORE, the Company employs the Employee and the Employee agrees to be employed by the Company, on the following terms and conditions:

         1. TERM. This Agreement shall be effective as of the Closing of the Agreement and Plan of Merger ("Merger Agreement") dated September 4, 1998 by and between Employee, Bettie Sorenson, Mark Swanson, Karen Swanson, Company, Arguss Holdings, Inc. ("Arguss") and Underground Specialties, Inc. but shall apply retroactively to August 1, 1998. It shall continue in force for a period of three (3) years (the "Initial Term") and shall thereafter renew automatically from employment year to employment year. This Agreement, however, may be terminated by either party upon the giving of prior written notice in accordance with the provisions of Paragraph 7, below, or for any other reason or at any time consistent with Paragraph 7 of this Agreement. For the purposes of this Agreement, after the Initial Term, each successive employment year shall begin on the yearly anniversary of the first of August.

         2. COMPENSATION.

                  A. The Employee's salary for the first employment year ("Base Salary"), beginning as of August 1, 1998 and ending July 31, 1999, shall be at a rate of One Hundred Thousand Dollars ($100,000), payable weekly, from which installments the Company shall deduct any State, Local and Federal withholding, social security and other appropriate taxes. The Employee's salary for each remaining employment year of the Initial Term, and for each employment year thereafter, shall be no less than at the same rate as his salary for the first employment year, unless and until a greater salary rate shall be agreed upon between the Employee and the Company.

                  B. Employee shall receive annual compensation, in addition to his Base Salary, of One Hundred Thousand Dollars ($100,000) for each employment year for which the pre-tax income of the USI Division of the Company increases by an amount greater than or equal to 20%, but less than 30%, of the pre-tax income of the USI Division of the Company for the prior employment year. In the alternative, employee shall receive compensation, in addition to his Base Salary, of Two Hundred Thousand Dollars ($200,000) for each employment year in which the pre-tax income of the USI Division of the Company increases by an amount greater than or equal to 30% of the pre-tax income of the USI Division of the Company for the prior employment year. "Pre-tax Income" shall mean that value, determined in reliance on USI Division financial statements and in accordance with generally accepted accounting principles, consistently applied, equal to the twelve month income of the USI Division as of the date of July 31, 1999, and July 31 of each successive year thereafter, after deduction of all expenses, prior to deduction for taxes. Any expenses of the Company, Arguss Holdings, Inc. (Arguss) or any existing or future subsidiary or division of Arguss or the Company, which are allocated to the USI Division in this determination and all intra-company and inter-divisional transactions shall be at arms length and for fair value. For purposes of calculating the additional compensation, if any, due under this Section for the first employment year hereunder, the pre-tax income calculation shall be based on the pre-tax income of the USI Division as shown on the July 1998 Audit, as that term is defined in that certain Agreement and Plan of Merger of even date herewith by and among Employee, Company and other parties (the "Merger Agreement"). Payments pursuant to this Section 2(B) shall be made on or before January 1st of the year following the successive employment year used in this calculation beginning on January 1, 2000.

                  C. In the event of the termination of this Agreement for any reason whatsoever, the compensation provided for in Paragraph 2(A) of this Agreement shall be adjusted and pro-rated for the employment year in which the termination occurs, on the basis of the number of days the Employee was employed during such employment year.

                  D. In the event of termination of this Agreement, the compensation provided for in paragraph 2(B) shall be pro-rated for any employment year in which termination occurs, on the basis of the number of days the employee was employed during such employment year. No such pro-rated payment shall be payable, however, if (i) termination occurs for "Just Cause" as provided in Section 7(A); (ii) employee fails to terminate in accordance with the provisions of Section 7(B) or Section 7(C); or (iii) termination becomes effective before the end of the first month of the employment year for which proration would otherwise occur.

         3. DUTIES. The Company employs the Employee as a Vice-President of Company and as President of its USI Division on a full time basis and the Employee's duties shall include the various administrative, supervisory, executive and sales duties necessary and appropriate to the proper and efficient management and conduct of the business affairs of the USI Division. The Employee shall also comply with all reasonable professional requests of the Company.

                  A. The Employee covenants and agrees to devote as much of his skill, labor, ability, attention, energy and best efforts as necessary to the performance of any and all of the duties arising under this Agreement, and to diligently perform these duties in an efficient, trustworthy and business-like manner to the furtherance of the best interests of the Company.

                  B. The Employee herein acknowledges that he owes a fiduciary duty to act with undivided loyalty to the Company and to any Affiliate thereof (as defined in Paragraph C, below), and in recognition of this duty, he covenants and agrees that in any dealings with other individuals whose position may be adverse to, or in competition or conflict with, the interests of the Company or any Affiliate thereof, that he will not use any knowledge acquired by virtue of his position as Employee to engage or enter into, or to take to his individual advantage any opportunity to buy, sell or enter into any agreements for goods or property in the type of industry or operations in which the Company or its Affiliates is engaged at the time, which he knows or should know were offered through him to the Company or which the Company desires, needs, or contemplates entering into or which will advance further or fulfill the business of the Company or any Affiliate thereof, as conducted at the relevant time. Company acknowledges that Employee's activities as set forth on Exhibit 4.19(a) and 4.19(b) of the Merger Agreement do not violate the provisions of this
Section 3(B).

                  C. For the purposes of this Paragraph 3 and also for the purposes of Paragraphs 5 and 6, the Affiliates of the Company shall mean and include any existing or future subsidiary or division of the Company, and any other corporation, partnership or other entity in which the Company and/or its stockholders, or any of them, own interests aggregating fifty percent (50%) or more of the ownership interests of such entity.

         4. FRINGE BENEFITS AND EXPENSES. The Company shall provide to the Employee such life insurance coverage, medical and health insurance benefits, pension benefits, vacation, sick leave, and disability insurance as provided by Company to its other executive officers.

         5. NON-COMPETITION.

                  A. In the event of the voluntary termination of the Employee's employment without "good reason", or the involuntary termination of the Employee's employment for "just cause" as provided in Section 7, the Employee shall not, directly or indirectly, for a period of three (3) years after the date of such termination, except as set forth on Exhibits 4.19(a) or 4.19(b) of the Merger Agreement, engage in the business of long haul placement and construction of cross country fiber optic cable and or the business of construction, reconstruction, maintenance, repair and expansion of CATV, SMATV systems and any other related systems in the telecommunications industry, either alone or in conjunction with others in the States of Alaska, California, Idaho, Montana, Oregon, Texas, Utah, Washington and Wyoming or within 200 miles of any project of the Company or any of its Affiliates existing at the time of such termination.

                  B. In the event of the voluntary termination of the Employee's employment without "good reason", or the involuntary termination of the Employee's employment for "just cause" as provided in Section 7, the Employee agrees that he shall not, for a period of three (3) years following the date upon which he shall leave the employ of the Company for any reason whatsoever, except as set forth on Exhibits 4.19(a) and 4.19(b) of the Merger Agreement, solicit, directly or indirectly, for his own account or for the account of others, orders for services of any kind or nature like or similar to services performed by the Company, or any Affiliate thereof, during the Employee's employment with the Company, from any party which was a client of the Company or any Affiliate; nor shall the Employee solicit during said period except as set forth on Exhibits 4.19(a) and 4.19(b) of the Merger Agreement, directly or indirectly, any party that the Company or any Affiliate thereof, was actively soliciting as a client, during the three (3) year period preceding the date upon which the Employee left the employ of the Company; nor shall the Employee at any time during said period except as set forth on Exhibits 4.19(a) and 4.19(b) of the Merger Agreement, directly or indirectly, urge any client or potential client of the Company or any Affiliate thereof, to discontinue, in whole or in part, business, or not to do business, with the Company, or any Affiliate thereof; nor shall the Employee at any time during said period (i) hire or attempt to hire any employee of the Company or any Affiliate thereof, or (ii) interfere with any contract or other relationship of the Company or any Affiliate thereof and any of its customers or suppliers.

                  C. The Employee acknowledges that a breach of the terms of this Paragraph 5 may not be fully or adequately compensable by the award of payment of monetary damages, and he therefore agrees and consents that he shall be subject to any decree of specific performance, injunction or any other applicable equitable, legal or other decree, order, writ or remedy which shall require his performance in accordance with the terms of this Paragraph 5. The Employee expressly acknowledges and agrees: (i) that the restrictions set forth herein are reasonable, in terms of scope, duration, geographic area, and otherwise, (ii) that the protection afforded to the Company and its Affiliates hereunder are necessary to protect their legitimate business interests, and
(iii) that his agreement to observe such restrictions forms a material part of the consideration of this Agreement and his employment by the Company.

         6. CONFIDENTIAL INFORMATION.

                  A. The Employee shall not, either during the term of this Agreement, or at any time for a period of three (3) years subsequent to that date upon which the Employee shall leave the employ of the Company in the event of the voluntary termination of the Employee's employment without "good cause", or the involuntary termination of the Employee's employment for "just cause" as provided in Section 7 except as set forth on Exhibits 4.19(a) or 4.19(b) of the Merger Agreement, disclose to any person, other than in the discharge of the duties of the Employee under this Agreement, any information concerning (a) the business, operations or internal structure of the Company, or its Affiliates,
(b) the clients or potential clients of the Company, or its Affiliates, (c) the past, present or future research done by the Company or its Affiliates, respecting the business or operations of the Company or clients or potential clients of the Company, or its Affiliates, (d) the Employee's work performed for any client, or (e) any method and/or procedure relating or pertaining to projects developed by the Company, or its Affiliates, or contemplated by the Company, or its Affiliates, to be developed.

                  B. Upon leaving the employ of the Company for any reason whatsoever, the Employee shall not take with him, without prior written consent of the Board of Directors of the Company, any drawings, forms, or other reproductions, or any data, reports, programs, tapes, card decks, listings, programming documentation, or any other written, graphic or recorded information relating or pertaining to the Company, or its Affiliates, or any of its clients or potential clients.

                  C. As the violation by the Employee of the provisions of this paragraph 6 could cause irreparable injury to the Company, and its Affiliates, and there may be no adequate remedy at law for such violation, the Company and/or its Affiliates shall have the right, in addition to any other remedies available to it at law or in equity, to enjoin the other remedies available to it at law or in equity, to enjoin the Employee in a court of equity from violating such provisions.

         7. TERMINATION.

                  A. Notwithstanding anything to the contrary in the provisions of Paragraph 1 of this Agreement relating to the right to terminate this

Agreement, the Company may terminate the Employee's employment for "just cause," on fourteen (14) days written notice. "Just cause " shall mean, as determined by the company in good faith, dishonest or criminal conduct and shall also include the willful and unreasonable failure of the Employee to observe or to perform his obligations and duties hereunder for a period of thirty (30) days from the date of his receipt of written notice the Board of Directors of the Company specifying the act or acts of Employee deemed by the Board of Directors to be in violation of the provisions of this Agreement.

                  B. The Employee may voluntarily terminate this Agreement at any time upon the giving of thirty (30) days' prior written notice for "good reason". "Good reason" shall mean the failure by the Company or Arguss to meet its obligations under this Agreement or the Merger Agreement, including its obligation to make the payments required by Section 2(A) and 2(B), above. Such notice shall specifically state which obligation the Company has failed to perform and will be of no force or effect if the Company fully performs such obligation prior to the expiration of the thirty (30) day period contained in such notice.

                  C. This Agreement may be terminated after the expiration of the Initial Term, or during any renewal period of this Agreement by the Company or the Employee upon the giving of six (6) months' prior written notice, or for any reason enumerated in Paragraphs 7A or 7B upon the notice periods stated therein. The parties recognize that such six months notice may be tendered during the course of the Initial Term, in order to accomplish termination immediately upon expiration of the Initial Term. In the event of termination, whether voluntary or involuntary, pursuant to this Paragraph 7C, Company shall have the option, in lieu of any notice required, to waive such notice, and to pay Employee an amount equal to his wages earned during such notice period, including any bonus obligation under Paragraph 2(B).

         8. NOTICES. All notices given under this Agreement shall be given in writing and mailed by United States registered or certified mail, return receipt requested, with postage prepaid and addressed, if to the Company, to its principal office for the conduct of its business and if to Employee, at his last residence as shown on the records of the Company and shall be deemed received on the third business day after the date of mailing.

         9. ATTORNEY'S FEES. If any action at law or in equity is brought to enforce or interpret the provisions of this Agreement, the prevailing party shall be entitled to recover costs and reasonable attorney's fees from the other party, which fees may be set by the court in the trial of such action or may be enforced in a separate action brought for that purpose.

         10. SITUS. This Agreement shall be governed by the laws of the State of Washington.

         11. ENTIRE AGREEMENT. This Agreement contains the entire agreement of the parties as to terms of employment, and may be amended, waived, changed, modified, extended, and/or rescinded by a writing signed by the party against whom any such amendment, waiver, change, modification, extension and/or recision is sought.

         12. DISPUTES. All disputes between the Company and the Employee with regard to this Agreement shall be resolved in the appropriate forum within the State of Washington.

         IN WITNESS WHEREOF, the parties have hereunto set their hands and seals as of the date first above written.

ATTEST:                             WHITE MOUNTAIN CABLE
                                    CONSTRUCTION CORP.



___________________________         BY:________________________________
               , Secretary                                 , President


WITNESS:



____________________________        __________________________________
                                      MERLE SORENSON
                                         -EMPLOYEE-





                                    GUARANTY

         Arguss Holdings, Inc., a Delaware Corporation, hereby unconditionally guaranties the performance of all obligations and the payment of all sums required to be paid by the Company to Employee by the terms of this Employment Agreement or the Merger Agreement.


                                    Arguss Holdings, Inc.


                                    __________________________________
                                    by

                                 EXHIBIT 6.6(B)

                              EMPLOYMENT AGREEMENT

                  THIS EMPLOYMENT AGREEMENT made this 4th day of September, 1998 between WHITE MOUNTAIN CABLE CONSTRUCTION CORP. (the "Company") and MARK SWANSON (the "Employee").

                              EXPLANATORY STATEMENT

         The Employee possesses knowledge and experience in connection with the long haul placement and construction of cross country fiber optic cable and specific project work in the telecommunications industry. The Company is duly engaged in the long haul placement and construction of cross country fiber optic cable and specific project work in the telecommunications industry and operates a division known as Underground Specialities, Inc. ("USI Division"). The parties desire that the Employee be employed by the Company in the Company's USI Division.

         NOW, THEREFORE, the Company employs the Employee and the Employee agrees to be employed by the Company, on the following terms and conditions:

         1. TERM. This Agreement shall be effective as of the Closing of the Agreement and Plan of Merger ("Merger Agreement") dated September 4, 1998 by and between Employee, Bettie Sorenson, Merle Sorenson, Company, Arguss Holdings, Inc. and Underground Specialties, Inc. but shall apply retroactively to August 1, 1998. It shall continue in force for a period of three (3) years (the "Initial Term") and shall thereafter renew automatically from employment year to employment year. This Agreement, however, may be terminated by either party after the Initial Term at the expiration of any employment year upon the giving of prior written notice in accordance with the provisions of Paragraph 7, below, or for any other reason or at any time consistent with Paragraph 7 of this Agreement. For the purposes of this Agreement, after the Initial Term, each successive employment year shall begin on the yearly anniversary of the first day of August.

         2. COMPENSATION.

                  A. The Employee's salary for the first employment year ("Base Salary"), beginning as of August 1, 1998 and ending July 31, 1999, shall be at a rate of Seventy-Five Thousand Dollars ($75,000.00), payable weekly from which installments the Company shall deduct any State, Local and Federal withholding, social security and other appropriate taxes. The Employee's salary for each remaining employment year of the initial term, and for each employment year thereafter, shall be no less than at the same rate as his salary for the first employment year, unless and until a greater salary rate shall be agreed upon between the Employee and the Company.

                  B. In addition to his Base Salary, Employee shall be entitled to performance bonuses as determined by the Company's Board of Directors from time to time.

                  C. In the event of the termination of this Agreement for any reason whatsoever, the compensation provided for in Paragraph 2(A) of this Agreement shall be adjusted and pro-rated for the employment year in which the termination occurs, on the basis of the number of days the Employee was employed during such employment year.

                  D. In the event of termination of this Agreement, the compensation provided for in paragraph 2(B) shall be pro-rated for any employment year in which termination occurs, on the basis of the number of days the employee was employed during such employment year. No such pro-rated payment shall be payable, however, if (i) termination occurs for "Just Cause" as provided in Section 7(A); (ii) employee fails to terminate in accordance with the provisions of Section 7(B) or Section 7(C); or (iii) termination becomes effective before the end of the first month of the employment year for which proration would otherwise occur.

         3. DUTIES. The Company employs the Employee as Operations Manager of its USI Division on a full time basis and the Employee's duties shall include the various administrative, supervisory, executive and sales duties necessary and appropriate to the proper and efficient management and conduct of the business affairs of the USI Division, and its various subsidiaries and affiliates. The Employee shall also comply with all reasonable professional requests of the Company.

                  A. The Employee covenants and agrees to devote as much of his skill, labor, ability, attention, energy and best efforts as necessary to the performance of any and all of the duties arising under this Agreement, and to diligently perform these duties in an efficient, trustworthy and business-like manner to the furtherance of the best interests of the Company.

                  B. The Employee herein acknowledges that he owes a fiduciary duty to act with undivided loyalty to the Company and to any Affiliate thereof (as defined in Paragraph C, below), and in recognition of this duty, he covenants and agrees that in any dealings with other individuals whose position may be adverse to, or in competition or conflict with, the interests of the Company or any Affiliate thereof, that he will not use any knowledge acquired by virtue of his position as Employee to engage or enter into, or to take to his individual advantage any opportunity to buy, sell or enter into any agreements for goods or property in the type of industry or operations in which the Company or its Affiliates is engaged at the time, which he knows or should know were offered through him to the Company or which the Company desires, needs, or contemplates entering into or which will advance further or fulfill the business of the Company or any Affiliate thereof, as conducted at the relevant time.

                  C. For the purposes of this Paragraph 3 and also for the purposes of Paragraphs 5 and 6, the Affiliates of the Company shall mean and include any existing or future subsidiary of the Company, and any other corporation, partnership or other entity in which the Company and/or its stockholders, or any of them, own interests aggregating fifty percent (50%) or more of the ownership interests of such entity.

         4. FRINGE BENEFITS AND EXPENSES. The Company shall provide to the Employee such life insurance coverage, medical and health insurance benefits, pension benefits, vacation, sick leave, and disability insurance as provided by Company to its other executive officers holding similar positions.

         5. NON-COMPETITION.

                  A. In the event of the voluntary termination of the Employee's employment without "good reason", or the involuntary termination of the Employee's employment for "just cause" as provided in Section 7, the Employee shall not, directly or indirectly, for a period of three (3) years after the date of such termination engage in the business of construction, reconstruction, maintenance, repair and expansion of CATV, SMATV systems and any other related systems in the telecommunications industry, either alone or in conjunction with others in the States of Alaska, California, Idaho, Montana, Oregon, Texas, Utah, Washington and Wyoming or within 200 miles of any project of the Company or any of its Affiliates existing at the time of such termination.

                  B. In the event of the voluntary termination of the Employee's employment without "good reason", or the involuntary termination of the Employee's employment for "just cause" as provided in Section 7, the Employee agrees that he shall not, for a period of three (3) years following the date upon which he shall leave the employ of the Company for any reason whatsoever, solicit, directly or indirectly, for his own account or for the account of others, orders for services of any kind or nature like or similar to services performed by the Company, or any Affiliate thereof, during the Employee's employment with the Company, from any party which was a client of the Company or any Affiliate; nor shall the Employee solicit during said period, directly or indirectly, any party that the Company or any Affiliate thereof, was actively soliciting as a client, during the three (3) year period preceding the date upon which the Employee left the employ of the Company; nor shall the Employee at any time during said period, directly or indirectly, urge any client or potential client of the Company or any Affiliate thereof, to discontinue, in whole or in part, business, or not to do business, with the Company, or any Affiliate thereof; nor shall the Employee at any time during said period (i) hire or attempt to hire any employee of the Company, or (ii) interfere with any contract or other relationship of the Company and any of its customers or suppliers.

                  C. The Employee acknowledges that a breach of the terms of this Paragraph 5 may not be fully or adequately compensable by the award of payment of monetary damages, and he therefore agrees and consents that he shall be subject to any decree of specific performance, injunction or any other applicable equitable, legal or other decree, order, writ or remedy which shall require his performance in accordance with the terms of this Paragraph 5. The Employee expressly acknowledges and agrees: (i) that the restrictions set forth herein are reasonable, in terms of scope, duration, geographic area, and otherwise, (ii) that the protection afforded to the Company and its Affiliates hereunder are necessary to protect their legitimate business interests, and
(iii) that his agreement to observe such restrictions forms a material part of the consideration of this Agreement and his employment by the Company.

         6. CONFIDENTIAL INFORMATION.

                  A. The Employee shall not, either during the term of this Agreement, or at any time for a period of three (3) years subsequent to that date upon which the Employee shall leave the employ of the Company in the event of the voluntary termination of the Employee's employment without "good cause", or the involuntary termination of the Employee's employment for "just cause" as provided in Section 7, disclose to any person, other than in the discharge of the duties of the Employee under this Agreement, any information concerning (a) the business, operations or internal structure of the Company, or its Affiliates, (b) the clients or potential clients of the Company, or its

Affiliates, (c) the past, present or future research done by the Company or its Affiliates, respecting the business or operations of the Company or clients or potential clients of the Company, or its Affiliates, (d) the Employee's work performed for any client, or (e) any method and/or procedure relating or pertaining to projects developed by the Company, or its Affiliates, or contemplated by the Company, or its Affiliates, to be developed.

                  B. Upon leaving the employ of the Company for any reason whatsoever, the Employee shall not take with him, without prior written consent of the Board of Directors of the Company, any drawings, forms, or other reproductions, or any data, reports, programs, tapes, card decks, listings, programming documentation, or any other written, graphic or recorded information relating or pertaining to the Company, or its Affiliates, or any of its clients or potential clients.

                  C. As the violation by the Employee of the provisions of this paragraph 6 could cause irreparable injury to the Company, and its Affiliates, and there may be no adequate remedy at law for such violation, the Company and/or its Affiliates shall have the right, in addition to any other remedies available to it at law or in equity, to enjoin the other remedies available to it at law or in equity, to enjoin the Employee in a court of equity from violating such provisions.

         7. TERMINATION.

                  A. Notwithstanding anything to the contrary in the provisions of Paragraph 1 of this Agreement relating to the right to terminate this Agreement, the Company may terminate the Employee's employment for "just cause," on fourteen (14) days written notice. "Just cause " shall mean dishonest or criminal conduct and shall also include the willful and unreasonable failure of the Employee to observe or to perform his obligations and duties hereunder for a period of thirty (30) days from the date of his receipt of written notice the Board of Directors of the Company specifying the act or acts of Employee deemed by the Board of Directors to be in violation of the provisions of this Agreement.

                  B. The Employee may voluntarily terminate this Agreement at any time upon the giving of Thirty (30) days' prior written notice for "good reason". "Good reason" shall mean the failure by the Company to meet its obligations under this Agreement or the Merger Agreement including, but not limited to its obligation to make the payments required by Section 2(A) and 2(B), above. Such notice shall specifically state which obligation the Company has failed to perform and will be of no force or effect if the Company fully performs such obligation prior to the expiration of the thirty (30) day period contained in such notice.

                  C. This Agreement may be terminated after the expiration of the Initial Term, or during any renewal period of this Agreement by the Company or the Employee upon the giving of six (6) months' prior written notice, or for any reason enumerated in Paragraphs 7A or 7B upon the notice periods stated therein. The parties recognize that such six months notice may be tendered during the course of the Initial Term, in order to accomplish termination immediately upon expiration of the Initial Term. In the event of termination, whether voluntary or involuntary, pursuant to this Paragraph 7C, Company shall have the option, in lieu of any notice required, to waive such notice, and to pay Employee an amount equal to his wages earned during such notice period, including any bonus obligation under Paragraph 2(B).

         8. NOTICES. All notices given under this Agreement shall be given in writing and mailed by United States registered or certified mail, return receipt requested, with postage prepaid and addressed, if to the Company, to its principal office for the conduct of its business and if to Employee, at his last residence as shown on the records of the Company and shall be deemed received on the third business day after the date of mailing.

         9. ATTORNEY'S FEES. If any action at law or in equity is brought to enforce or interpret the provisions of this Agreement, the prevailing party shall be entitled to recover costs and reasonable attorney's fees from the other party, which fees may be set by the court in the trial of such action or may be enforced in a separate action brought for that purpose.

         10. SITUS. This Agreement shall be governed by the laws of the State of Washington.

         11. ENTIRE AGREEMENT. This Agreement contains the entire agreement of the parties, and may be amended, waived, changed, modified, extended, and/or rescinded by a writing signed by the party against whom any such amendment, waiver, change, modification, extension and/or recision is sought.

         12. DISPUTES. All disputes between the Company and the Employee with regard to this Agreement shall be resolved in the appropriate forum within the State of Washington.

         IN WITNESS WHEREOF, the parties have hereunto set their hands and seals as of the date first above written.

ATTEST:                             WHITE MOUNTAIN CABLE
                                    CONSTRUCTION CORP.




___________________________         BY:________________________________
              , Secretary                                 , President


WITNESS:



___________________________         ___________________________________
                                      MARK SWANSON
                                         -EMPLOYEE-

                                    GUARANTY

         Arguss Holdings, Inc., a Delaware Corporation, hereby unconditionally guaranties the performance of all obligations and the payment of all sums required to be paid by the Company to Employee by the terms of this Employment Agreement or the Merger Agreement.


                                    Arguss Holdings, Inc.



                                    ___________________________________
                                    by

                                  EXHIBIT 6.10











                              ARGUSS HOLDINGS, INC.








                        --------------------------------

                          REGISTRATION RIGHTS AGREEMENT

                        ---------------------------------

                          REGISTRATION RIGHTS AGREEMENT

                  This REGISTRATION RIGHTS AGREEMENT (the "Agreement") dated as of September 4, 1998, by and among ARGUSS HOLDINGS, INC., a Delaware corporation (the "Company"), and MERLE SORENSON ("M. Sorenson"), BETTIE SORENSON ("B. Sorenson"), MARK SWANSON ("M. SWANSON") and KAREN SWANSON ("K. Swanson") holders of common stock of the Company (collectively "Stockholders") acquired in connection with the merger of UNDERGROUND SPECIALTIES, INC. ("USI"), with and into WHITE MOUNTAIN CABLE CONSTRUCTION CORP., a wholly owned subsidiary of Company ("Merger").

                  WHEREAS, the Company and Stockholders are parties to an Agreement and Plan of Merger of even date herewith (the "Merger Agreement") pursuant to which the Stockholders acquired shares of common stock of the Company; and

                  WHEREAS, each of the Stockholders will execute in counterpart, and become a party to, this Agreement in connection with consummation of the Merger.

                  The Company covenants and agrees as follows:

                  1. DEFINITIONS. For purposes of this Agreement:

                           (a)   The   terms   "register,"    registered,"   and
"registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended (the "Act"), and the declaration or ordering of effectiveness of such registration statement or document;

                           (b)  The  term  "Registered   Securities"  means  any
Registrable Securities which have been included in an effective Registration Statement pursuant to the terms hereof;

                           (c) The term  "Registrable  Securities" means (i) the
Common Stock issued or issuable pursuant to the Merger Agreement and (ii) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of such Common Stock issued pursuant to the Merger Agreement, excluding in all cases, however, any Registrable Securities, securities convertible into Registrable Securities or securities exercisable for securities convertible into Registrable Securities sold by a person in a transaction in which his rights under this Agreement are not assigned; provided, however, that as to any particular security or securities that are contained in Registrable Securities, such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Act and such securities shall have been disposed of in accordance with such registration statement or (ii) such securities shall have been sold to the public pursuant to Rule 144 (or any successor provision) under the Act.

                           (d) The number of shares of  "Registrable  Securities
then outstanding" shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities.

                           (e) The term  "Holder"  means  any  person  owning or
having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 13 hereof; and



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

                           (f) The term "Form S-3" means such form under the Act
as in effect on the date hereof or any registration form under the Act subsequently adopted by the Securities and Exchange Commission ("SEC") which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

                  2. DEMAND FOR REGISTRATION.

                           (a) If the  Company  shall  receive at any time after
January 1, 2000, but prior to the date five (5) years after the later of (i) the date hereof or (ii) the Closing Date under the Agreement ("Termination Date"), a written request from the holders of all of the Registrable Securities then outstanding that the Company file a registration statement under the Act covering the registration for resale of the shares of Registrable Securities that are the subject of such request (a "Demand Registration"), then the Company shall, within ten (10) days of the receipt thereof, give written notice of such request to all holders of Registrable Securities and shall, subject to the limitations of Subsection 2(g), use its best efforts to effect as soon as practicable the registration under the Act in accordance with Section 4 hereof of all Registrable Securities which the holders request be registered within thirty (30) days after the mailing of such notice by the Company in accordance with Section 21.

                           (b)  Except as  otherwise  provided,  if the  holders
initiating a registration request under Subsection 2(a) (the "Initiating Holders") intend to distribute the Registrable Securities, as the case may be, covered by their request by means of an underwriting, they shall so advise the Company as part of their request made pursuant to this Section 2, and the Company shall include such information in the written notice referred to in

Subsection 2(a). The underwriter will be selected by the Company. In such event, the right of any holder to include his securities in such registration shall be conditioned upon such holder's participation in such underwriting (unless otherwise mutually agreed by the Company and such Holder) to the extent provided herein. All holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Subsection 4(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company.

                           (c)  Notwithstanding  the  foregoing,  if the Company
shall furnish to the Initiating Holders requesting a registration statement pursuant to Subsection 2(a), a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than sixty (60) days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right with respect to a request under Subsection 2(a) more than once in any twelve (12) month period.

                           (d) Notwithstanding the foregoing  provisions of this
Section 2, no registration of the Initiating Holders' securities, the value of which when combined with any securities sold by such Initiating Holders pursuant to Rule 144 of the Act is collectively in excess of aggregate value of One Million Five Hundred Thousand Dollars ($1,500,000) shall be initiated under this
Section 2 until two (2) years after the Closing Date under the Merger Agreement executed by the parties of even date herewith; provided that the Company shall provide the holders of Registrable Securities the right to participate in such offering pursuant to, and subject to Section 3 hereof.

                           (e) Except as otherwise herein provided,  the Company
is obligated to effect only (i) one demand registration within the first two (2) years following the execution hereof and (ii) one demand registration thereafter.

                  3. COMPANY REGISTRATION.

                           (a) If at any time after the  execution  hereof,  but
prior to the Termination Date (but without any obligation to do so), the Company proposes to register for resale (a "Piggy Back Registration") (including for this purpose of registration effected by the Company for stockholders other than the Holders of Registrable Securities) any of its stock or other securities under the Act, other than a registration for resale relating solely to the sale of securities to participants in a Company stock plan, or a registration for resale of any form which does not include substantially the same information as would be required to be included in a registration statement covering the resale of the Registrable Securities, the Company shall, at such time, promptly give each Holder of Registrable Securities written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 21, the Company shall use its best efforts, subject to the provisions of Section 8, to cause to be registered under the Act all of the Registrable Securities that each Holder has requested to be registered; provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Subsection 3(a) without obligation to any Holder.

                           (b) Notwithstanding the foregoing  provisions of this
Section 3, no registration of the participating Holders' securities, the value of which when combined with any securities sold by such Holders pursuant to Rule 144 of the Act is in excess of aggregate value of One Million Five Hundred Thousand ($1,500,000), shall be allowed under this Section 3 until two (2) years after the Closing Date under the Merger Agreement.

                           (c) The Company is  obligated  to effect only (i) one
piggyback registration within the first two (2) years following the execution hereof and (ii) one piggyback registration thereafter.

                           (d)  As an  alternative  to the  registration  rights
afforded Stockholders hereunder, upon request of such Stockholders at any time before the Termination Date, the Company shall use its best efforts to place the Registrable Securities with institutional investors for sale to avoid the expense, delay and restrictions of a registration rights distribution.

                  4. OBLIGATIONS OF THE COMPANY. Whenever required under this Agreement to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                           (a)  Prepare  and file  with  the SEC a  registration
statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to one hundred twenty (120) days.

                           (b) Prepare and file with the SEC such amendments and
supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

                           (c) Furnish to the Holders of  Registered  Securities
such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registered Securities owned by them.

                           (d) Use its best  efforts to register and qualify the
Registered Securities under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the holder thereof, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                           (e) In the event of any underwritten public offering,
enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each holder of Registrable Securities participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                           (f)  Notify  each  holder  of  Registered  Securities
covered by such registration statement in the event the Company has delivered preliminary or final prospectuses to any such holder and, after having done so, such prospectus is amended to comply with the requirements of the Act. Upon such notification, such holders shall immediately cease making offers of Registered Securities and return all prospectuses to the Company. The Company shall promptly provide such holders with revised prospectuses and, following receipt of the revised prospectuses, such Holders shall be free to resume making offers of the Registered Securities.

                           (g) Furnish,  at the request of any holder requesting
registration of Registrable Securities pursuant to this Agreement, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Agreement, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the holders of such Registered Securities and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the holders of such Registered Securities.

                  5. FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to the Registrable Securities of any selling Holder (the "Selling Holder") that such Selling Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Selling Holder's Registrable Securities.

                  6. EXPENSES OF DEMAND REGISTRATION. All expenses incurred in connection with registrations, filings or qualifications pursuant to Section 2, including (without limitation) all registration, filing and qualification fees, printing and accounting fees, fees and disbursements of counsel for the Company shall be borne by the Holders of all Registrable Securities to be registered if such demand registration is requested more than one (1) year after the Closing Date of the Merger Agreement, whether the registration is completed pursuant to
Section 2 or if the registration request is subsequently withdrawn at the request of the Holders of all of the Registrable Securities to be registered (in which case all Initiating Holders shall bear such expenses), unless the Holders of all of the securities to be registered agree to forfeit their right to the Demand Registration; provided further, however, that if at the time of such withdrawal, such Holders have learned of a material adverse change in the condition or business of the Company from that known to such Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then such Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Subsection 2(a).

                  7. EXPENSES OF COMPANY REGISTRATION. The Holder of all Registrable Securities to be registered shall bear and pay all expenses incurred in connection with all registration, filing or qualification of Registrable

Securities with respect to all Piggy Back Registration pursuant to Section 3 for each Holder (which right may be assigned as provided in Section 13), including (without limitation) all registration, filing, and qualification fees, printing and accounting fees relating or apportionable thereto if such registration occurs more than two (2) years after the Closing Date of the Merger Agreement.

                  8. UNDERWRITING REQUIREMENTS. In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under Section 3 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering.

                  9. DELAY OF REGISTRATION. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

                  10. INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under this Agreement:

                           (a) To the extent  permitted by law, the Company will
indemnify and hold harmless each Selling Holder of Registered Securities and such Selling Holder's officers and directors, any underwriter (as defined in the Act) for such Selling Holder and each person, if any, who controls such Selling Holder or underwriter within the meaning of the Act or the Securities Exchange Act of 1934, as amended (the "1934 Act") (each, an "Indemnitee"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, or the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, or the 1934 Act or any state securities law; and the Company will pay to each such Indemnitee, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Subsection 10(a) shall not apply to (i) any loss, claim, damage or liability arising pursuant to subsection 10(b), hereof, (ii) any amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for (iii) any such loss, claim, damage, lability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in connection with such registration by any such Indemnitee.

                           (b) To the  extent  permitted  by law,  each  Selling
Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Selling Holder selling securities in such registration statement and any controlling person of any such underwriter or other Selling Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, or the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Selling Holder expressly for use in connection with such registration; and each such Selling Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Subsection 10(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Subsection 10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Selling Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this Subsection 10(b) exceed the gross proceeds from the offering received by such Selling Holder.

                           (c) Promptly  after receipt by an  indemnified  party
under this Section 10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties, provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 10 to the extent of such prejudice, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to an indemnified party otherwise than under this Section 10.

                           (d)  The  obligations  of  the  Company  and  Selling
Holders under this Section 10 shall survive the completion of any offering of Registered Securities under this Agreement, and otherwise.

                  11. REPORTS UNDER SECURITIES EXCHANGE ACT OF 1934. With a view to making available to the Holders of Registrable Securities the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a holder thereof to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

                           (a) at all  times  make and keep  public  information
available, as those terms are understood and defined in SEC Rule 144:

                           (b) take such  action,  as is necessary to enable the
holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

                           (c) file with the SEC in a timely  manner all reports
and other documents required of the Company under the Act and the 1934 Act; and

                           (d) furnish to any holder, so long as the holder owns
any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 the Act and the 1934 Act, or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

                  12. FORM S-3 REGISTRATION. If at any time after a date two (2) years after the date of this Agreement but prior to the Termination Date, the Company shall receive from any Holder or Holders representing all of the Registrable Securities a written request or requests that the Company effect a registration for resale on Form S-3 and any related qualification or compliance with respect to all or part of the Registrable Securities owned by such Holder or Holders, the Company will:

                           (a)  promptly  mail  written  notice of the  proposed
registration, and any related qualification or compliance, to all other Holders; and

                           (b) as soon as  practicable,  use its best efforts to
effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request received by the Company within twenty (20) days after the mailing of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 12: (i) if Form S-3 is not available for such offering by the Company or by the requesting Holders; (ii) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than sixty (60) days after receipt of the request of the Holder or Holders under this Section 12; provided, however, that the Company shall not utilize this right more than once in any twelve (12) month period; (iii) if the Company has, within the twelve (12) month period preceding the date of such request, already effected one registration on Form S-3 for Holders of Registrable Securities pursuant to this Section 12; (iv) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance; or (vi) if the requesting Holder or Holders receive an opinion from counsel to the Company that registration of such Holder's or Holders' Registrable Securities is not required under the Act in order to effect the sale or other distribution contemplated by such holder or holders.

                           (c) Subject to the foregoing,  the Company shall file
a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. All expenses incurred in connection with the such registrations requested pursuant to Section 12, including (without limitation) all registration, filing, qualification, printing and accounting fees and the reasonable fees and disbursements of counsel for the selling Holder or Holders and counsel for the Company, but excluding any underwriters' discounts or commission associated with Registered Securities, shall be borne by the Company. Registrations effected pursuant to this Section 12 shall not be counted as demands for registration or registrations effected pursuant to
Section 3, respectively.

                  13. RESTRICTION ON TRANSFER OR SALE OF SHARES; ASSIGNMENT OF REGISTRATION RIGHTS. During the term of this Agreement, the rights to cause the Company to register the Registrable Securities pursuant to this Agreement may not be assigned (but only with all related obligations) by a holder to a transferee or assignee of such Registrable Securities, unless: (i) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (ii) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act; (iii) such transferee or assignee shall as a condition to such transfer, deliver to the Company a written instrument by which such transferee agrees to be bound by the obligations imposed upon holders of Registrable Securities pursuant to this Agreement, and (iv) any such transferee or assignee may not again transfer such rights to any other person or entity, other than as provided in this Section 13, and (v) the total value of the Registrable Securities sold by the stockholders pursuant to Rule 144 of the Act, or registered for sale pursuant to this Agreement, does not exceed in collective value One Million Five Hundred Thousand ($1,500,000) during the first two (2) years of this Agreement.

                  14. LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS. From and after the date of this Agreement, the Company shall not, without the prior written consent of the holders of all of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder to include such securities in any registration filed under Section 2 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of the Holders which is included.

                  15. "MARKET STAND-OFF" AGREEMENT. Each party to this Agreement hereby agrees that, during the period of thirty (30) days preceding the end of each fiscal quarter and for two (2) days thereafter, or for such other mutually agreed period of duration following the effective date of a registration statement of the Company filed under the Act, they shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except Common Stock included in such registration; provided, however, that all officers and directors of the Company and all other persons with registration rights (whether or not pursuant to this Agreement) are subject to the same restriction. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each such holder until the end of such period.

                  16. AMENDMENT AND RESTATEMENT; ENTIRE AGREEMENT. This Agreement and the rights granted herein to the parties hereto supersedes, amends and restates any and all registration rights granted to the Stockholders pursuant to the Merger Agreement. Except as set forth in the Merger Agreement, this Agreement constitutes the full and entire understanding and agreement between the parties hereto with regard to the subject hereof.

                  17. AMENDMENT OF REGISTRATION RIGHTS. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders of all of the Registrable Securities, as that term is defined herein, then outstanding. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder of any Registrable Securities then outstanding, each future Holder of all such Registrable Securities and the Company.

                  18. TERMINATION OF REGISTRATION RIGHTS. No Holder shall be entitled to exercise any right provided for in this Agreement after the Termination Date.

                  19. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  20. TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                  21. NOTICES. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with a reputable overnight Courier or with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days advance written notice to the Company.

                  22. GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of Delaware without regard to choice of law principles.

                  23. SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provisions shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

ATTEST:                             ARGUSS HOLDINGS, INC.



____________________                By:  ______________________________

                                    Title:  ___________________________

WITNESS:

____________________                _____________________________(SEAL)
                                    MERLE SORENSON


____________________                _____________________________(SEAL)
                                    BETTIE SORENSON


____________________                _____________________________(SEAL)
                                    MARK SWANSON


____________________                _____________________________(SEAL)
                                    KAREN SWANSON

                                  EXHIBIT 6.18

                        AUDIT PRICE ADJUSTMENT AGREEMENT

                  This AUDIT PRICE ADJUSTMENT AGREEMENT ("Agreement"), dated as of the 4th day of September, 1998, by and between MERLE SORENSON ("M. Sorenson"), BETTIE SORENSON ("B. Sorenson"), MARK SWANSON ("M. Swanson") and KAREN SWANSON ("K. Swanson") (hereinafter collectively referred to as "Securityholders") and ARGUSS HOLDINGS, INC., a Delaware corporation ("Arguss").

                  WHEREAS, Securityholders, Arguss and UNDERGROUND SPECIALTIES, INC. ("USI"), have entered into an Agreement and Plan of Merger ("Merger Agreement") of even date herewith pursuant to which USI has merged with and into White Mountain Cable Construction Corp., a wholly owned subsidiary of Arguss (the "Merger"); and

                  WHEREAS, as a result of the Merger, the Securityholders received as consideration a certain sum of cash and shares of the capital stock of Arguss ("Merger Consideration Paid at Closing") based on the 1998 Value of the Company, as that term is defined in the Merger Agreement; and

                  WHEREAS, a new value of the Company, the 1998 Adjusted Value of the Company, will be calculated upon completion of the July 1998 Audit; and

                  WHEREAS, the Merger Consideration will be adjusted in the event that the 1998 Adjusted Value of the Company is less than the 1998 Value of the Company; and

                  WHEREAS, Arguss desires that the Securityholders deposit with Steven S. Bleecker ("Bleecker") sufficient funds to ensure repayment of any overpayment of the Merger Consideration resulting from a decrease in the value of the Company.

                  NOW, THEREFORE, in consideration of the mutual promises herein contained, and intending to be legally bound hereby, the parties hereto covenant and agree as follows:

                  1. OVERPAYMENT.

                           1.1  Securityholders  agree  to  pay  to  Parent  the
difference between (a) the Initial Payment and (b) Seventy-Five percent (75%) of the 1998 Adjusted Value of the Company, as those terms are defined in the Merger Agreement, if such number is greater than zero.

                           1.2  Securityholders  agree  to  pay  to  Parent  the
difference  between (a) the Net Worth of the  Company,  as adjusted  pursuant to
Section 6.16 of the Merger Agreement, based on the Closing Balance Sheet, as those terms are defined in the Merger Agreement, and (b) the Net Worth of the Company based on the July 1998 Audit, as those terms are defined in the Merger Agreement, if such number is greater than zero, and if the Net Worth of the Company based on the July 1998 Audit is less than $3,200,000, or that number accepted by Arguss as the Company's Net Worth pursuant to Section 6.16 of the Merger Agreement.

                  2. SECURITY.

                           2.1 To partially secure their obligations pursuant to
Paragraph 1, upon execution hereof, Securityholders agree to collectively deposit with Bleecker the sum of Seven Hundred Fifty Thousand Dollars ($750,000) ("Funds") which may be in the form of an assignment of a Promissory Note from Arguss to Securityholders.

                           2.2  Bleecker  shall  hold the Funds  until the Funds
have been released or until this Agreement is terminated pursuant to the terms and conditions hereof.

                  3. RELEASE OF FUNDS; TERMINATION.

                           3.1 Bleecker shall release the Funds as follows:

                                    (a) Upon the written  request at any time of
all parties to this Agreement, all or any portion of such Funds shall be delivered as they may unanimously direct.

                                    (b) On the  Tenth  date  following  the date
after the July 1998 Audit is delivered to Parent ("Calculation Date"), Bleecker shall deliver the Funds:

                                            (i) To the  Securityholders,  in the
event that the sum equal to Seventy-Five Percent (75%) of the 1998 Adjusted Value of the Company is greater than or equal to the Initial Payment, as those terms are defined in the Merger Agreement; and

                                            (ii)  To the  Parent,  in the  event
that the sum equal to Seventy-Five (75%) of the 1998 Adjusted Value of the Company is less than the Initial Payment as those terms are defined in the Merger Agreement, in an amount equal to such difference and the balance of the Funds, if any, shall be delivered to Securityholders.

                           3.2 Any distribution to  Securityholders  pursuant to
Section 3.1(b)(i), above, shall first be reduced by the amount, if any, by which the Net Worth of the Company based on the Closing Balance Sheet exceeds the Net Worth of the Company based on the July 1998 Audit, as those terms are defined in the Merger Agreement, in the event the Net Worth of the Company based on the July 1998 Audit is less than $3,200,000 or that number accepted by Arguss as the Company's net worth pursuant to Section 6.16 of the Merger Agreement.

                           3.3 This  Agreement  shall only  terminate  after the
Calculation Date or by the unanimous written agreement of all parties hereto delivered to Bleecker. If termination is made by unanimous written agreement it must be executed by all parties to this Agreement, and delivered to Bleecker, stating to whom Bleecker should deliver all or a portion of the Funds.

                  4. MISCELLANEOUS.

                           4.1 Bleecker assumes no responsibility other than the
safekeeping of the Funds and to deliver the Funds in accordance with the terms of this Agreement, and shall be indemnified against any liability, loss, costs and expense occasioned by this Agreement.

                           4.2 Any consent required by any party hereto,  by way
of any document or notice requiring mutual agreement, or otherwise, shall not be unreasonably withheld. If a court of competent jurisdiction deems that any party did unreasonably withhold consent and the requesting party has been damaged thereby, the non-consenting party shall respond in damages including but not limited to reasonable attorney's fees.

                           4.3  This   Agreement   shall  be   governed  by  and
construed, interpreted and enforced in the court to the laws of Delaware.

                           4.4 This Agreement shall be binding upon and inure to
the benefit of the successors and assigns of the parties hereto.

                           4.5 This Agreement  constitutes the entire  agreement
among the parties hereto pertaining to the subject matter hereof, and supersedes all prior agreements and understandings pertaining thereto. No covenant, representation, or condition not expressed in this Agreement shall effect or be deemed to interpret, change or restrict the express provisions hereof and no amendments hereto shall be valid unless made in writing and signed by all parties hereto.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

WITNESS:
________________________            ______________________________
                                    MERLE SORENSON

WITNESS:

________________________            ______________________________
                                    BETTIE SORENSON

WITNESS:

________________________            ______________________________
                                    MARK SWANSON

WITNESS:

________________________            ______________________________
                                    KAREN SWANSON


ATTEST:                             ARGUSS HOLDINGS, INC.


_________________________           By:  __________________________

                                    Title: ________________________


ATTEST:                             BLEECKER & BLEECKER, PA


________________________            ______________________________